UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza	61710-0001
Bloomington, IL
(Address of principal executive offices)	(Zip code)

Alan Goldberg
K&L Gates LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2009

Date of reporting period: 11/30/2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2009

State Farm Associates' Funds Trust

ANNUAL REPORT

To learn about electronic delivery of mutual funds documents and how to enroll, go to **statefarm.com®**, click on *Mutual Funds*, and then click on *Electronic Document Delivery*.

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

A prospectus for the State Farm Associates’ Funds Trust is available through State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, 1-800-447-0740. Please read the prospectus and consider the investment objectives, risks, charges and expenses, and other information it contains about the Funds carefully before investing.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-0740 and at “http://www.sec.gov”.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov”. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

annual report

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Fellow Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2009. In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

In the 2009 fiscal year, the financial markets experienced significant price volatility, but ended on the positive side. Major equity market indices increased by more than 20% while major fixed income markets also generated positive total returns. The table below shows total annual returns for each of the four Funds compared to their respective benchmarks for the 12-month period ended November 30, 2009.

Average Annual Total Returns (as of November 30, 2009)[1]

Annual Total Returns
Fund	1-year
State Farm Growth Fund	19.92%
Benchmark: S&P 500 Index	25.39%

State Farm Balanced Fund	16.17%
Benchmark: Blended benchmark*	19.56%

State Farm Interim Fund	2.81%
Benchmark: Barclays Capital 1-5 Year U.S. Treasury Index	2.43%

State Farm Municipal Bond Fund	11.53%
Benchmark: Barclays Capital Municipal Bond Index	14.17%

* 60% S&P 500 Index / 40% Barclays Capital Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. It is not possible to invest directly in an index.

[1]	Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser.

S&P 500 Index return provided by Bloomberg. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Barclays Capital Intermediate Gov/Credit Index. The Barclays Capital Intermediate Government/Credit Index contains approximately 3,614 U.S. Treasury, corporate and other securities with an average maturity of about 4.45 years.

The Barclays Capital 1-5 Year U.S. Treasury Index return provided by Barclays Capital Inc. The Barclays Capital 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays Capital Municipal Bond Index return provided by Barclays Capital Inc. The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Equity markets, as represented by the S&P 500 Index, generated a 25.39% total return for the 12-month period ended November 30, 2009, driven by many factors, including increased stabilization of the global financial markets, improving corporate earnings, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve lowered the Fed Funds Rate in December 2008 from 1.00% to a range of 0%-0.25%, which was maintained through November 30, 2009.

Bond markets, as represented by the Barclays Capital 1-5 Year U.S. Treasury Index, generated a total return of 2.43% during the 12-month period ended November 30, 2009, as uncertainty surrounding the financial markets eased slightly during the year, causing prices on U.S. Treasuries to decline and yields to rise. The yield on 10-year U.S. Treasuries rose from 2.93% on December 1, 2008, to 3.21% on November 30, 2009. Short-term yields remained low, with 3-month U.S. Treasury yields increasing only slightly from 0.01% on December 1, 2008 to 0.06% on November 30, 2009.2

While dramatic changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp.’s adherence to a disciplined, long-term approach to managing investment risk has remained constant.

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report. Thank you for your continued investment in State Farm Mutual Funds®.

Sincerely,

Colleen Van Dyke

Vice President

State Farm Investment Management Corp.

[2]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Growth Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a niche or business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve lowered the Fed Funds Rate in December 2008 from 1.00% to a range of 0%-0.25%, which was maintained through November 30, 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $54/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $77/barrel by the end of November 2009, an increase of 42% for the 12-month period. Gold prices began the period at around $816 per troy ounce and fell to around $750/oz. in early December 2008 before increasing substantially to around $1,181/oz. by the end of November 2009, an increase of nearly 45% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the fiscal year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. For the period December 2008 through November 2009, the U.S. dollar fell by approximately 15% to $1.50/Euro. Versus the British pound, the U.S. dollar fell by approximately 6% during the period to $1.64/£.

The 12-month total return for the S&P 500 Index was 25.39% for the period ended November 30, 2009. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 14%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 7%, and a dividend return of approximately 3.1%.

Provide an illustration of the Fund’s investments.

*	Illustrated by Industry and based on total net assets as of November 30, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 9 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2009, the State Farm Growth Fund had a total return of 19.92% after expenses, compared to a 25.39% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Companies in the State Farm Growth Fund from the Computers and Chemicals industries performed relatively well. Hewlett-Packard (4.97% of total net assets) was the largest contributor to the Fund’s return, gaining over 39% for the reporting period. In addition, IBM Corp. (2.46% of total net assets) posted a gain of 55%. Within Chemicals, Air Products & Chemicals Inc. (2.31% of total net assets) and Sigma-Aldrich Corp. (4.92% of total net assets) were two of the larger contributors to the Fund’s return, up 74% and 24%, respectively.

Within Mining & Metals, Rio Tinto PLC ADR (1.55% of total net assets) was the best performing stock in the Fund’s portfolio, with a price increase of over 104%. During the year, the United Kingdom based mining and minerals company completed a rights offering. The Fund participated in the rights offering and purchased Rio Tinto PLC (0.81% of total net assets), which gained 81% since purchase through November 30, 2009.

Also contributing to the Fund’s positive result were several holdings in Computer Software & Services, Media & Broadcasting, and Machinery & Manufacturing industries. Within Computer Software & Services, Microsoft Corp. (3.19% of total net assets) posted a gain of 45%. In Media & Broadcasting, Walt Disney Co. (2.77% of total net assets) stock improved 34%. Among the Machinery & Manufacturing holdings, HNI Corp. (1.22% of total net assets) and Caterpillar Inc. (1.72% of total net assets) experienced price gains of 89% and 42%, respectively. Additionally, Intel Corp. (1.56% of total net assets) posted a gain of 39%.

The top five individual detractors to Fund performance came from a broad range of industries, including Oil & Gas, Building Materials & Construction, Electronic/Electrical Manufacturing, Consumer & Marketing, and Banks. Exxon Mobil Corp. (6.59% of total net assets) was the largest detractor to the Fund’s return with a price decrease of -6%. Also detracting from the

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500® Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

return was Vulcan Materials Co. (1.69% of total net assets), General Electric Co. (2.07% of total net assets), and Procter & Gamble Co. (3.69% of total net assets), which declined -19%, -7%, and -3%, respectively. Popular Inc. declined -70% before being completely sold from the Fund.

Other top ten holdings of the Fund include Johnson & Johnson (5.23% of total net assets) and Archer-Daniels-Midland Co. (3.59% of total net assets), which posted gains of 7% and 13%, respectively. Meanwhile, Chevron Corp. (2.77% of total net assets) and Wells Fargo & Co. (2.49% of total net assets) declined -1% and -3%, respectively.

The State Farm Growth Fund’s portfolio turnover over the past 12 months was 1.14%, which is consistent with the Fund’s investment philosophy and approach. There were 65 holdings in the Fund totaling approximately $3.0 billion in assets at the end of the reporting period compared to 68 holdings and approximately $2.5 billion in assets one-year earlier. As discussed in the Overview – we feel that a company’s dividend policy is an important component in the analysis and selection of securities for the State Farm Growth Fund. From January 1, 2009, through November 30, 2009, 28 of the stocks in the portfolio, accounting for nearly 55% of the Fund’s total net assets, increased their dividends.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a niche or business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term buy-and-hold philosophy with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve lowered the Fed Funds Rate in December 2008 from 1.00% to a range of 0%-0.25%, which was maintained through November 30, 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $54/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $77/barrel by the end of November 2009, an increase of 42% for the 12-month period. Gold prices began the period at around $816 per troy ounce and fell to around $750/oz. in early December 2008 before increasing substantially to around $1,181/oz. by the end of November 2009, an increase of nearly 45% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the fiscal year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. For the period December 2008 through November 2009, the U.S. dollar fell by approximately 15% to $1.50/Euro. Versus the British pound, the U.S. dollar fell by approximately 6% during the period to $1.64/£.

The 12-month total return for the S&P 500 Index was 25.39% for the period ended November 30, 2009. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 14%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 7%, and a dividend return of approximately 3.1%.

Bond markets, as represented by the Barclays Capital Intermediate Government/Credit Index, generated a total return of 9.94% during the 12-month period ended November 30, 2009. The performance of the Index was driven primarily by the Intermediate Credit-portion, which posted a total return of 21.61% as uncertainty surrounding the financial markets eased during the year, causing prices of Intermediate Credit-related securities to rise 14.95%, combined with a coupon return of 6.66%. The Intermediate Government-portion generated a total return of 3.85%, which was comprised of a price return of 0.45% and a coupon return of 3.39%.

Provide an illustration of the Fund’s investments.

*	Illustrated by Type of Security and based on total net assets as of November 30, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2009, the State Farm Balanced Fund had a total return of 16.17% after expenses. The total return of the blended benchmark was 19.56% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Capital Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all equity benchmark S&P 500 Index was 25.39%, while the fixed income benchmark Barclays Capital Intermediate Government/Credit Index had a total return of 9.94% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (55.15% of total net assets at the end of the period)

Companies in the State Farm Balanced Fund from the Computers and Chemicals industries performed relatively well. Hewlett-Packard (3.08% of total net assets) was the largest contributor to the Fund’s return, gaining over 39% for the reporting period. In addition, IBM Corp. (1.60% of total net assets) posted a gain of 55%. Within Chemicals, Air Products & Chemicals Inc. (1.59% of total net assets) and Sigma-Aldrich Corp. (2.18% of total net assets) were two of the larger contributors to the Fund’s return, up 74% and 24%, respectively.

Within Mining & Metals, Rio Tinto PLC ADR (1.24% of total net assets) was one of the best performing stocks in the Fund’s portfolio, with a price increase of over 104%. During the year, the United Kingdom based mining and minerals company completed a rights offering. The Fund participated in the rights offering and purchased Rio Tinto PLC (0.65% of total net assets), which gained 82% since purchase through November 30, 2009.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Barclays Capital Intermediate Government/Credit Index contains approximately 3,614 U.S. Treasury, corporate and other securities with an average maturity of about 4.45 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500® Index and the Barclays Capital Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Also contributing to the Fund’s positive result were several holdings in Media & Broadcasting, Computer Software & Services, and Machinery & Manufacturing industries. Within Media & Broadcasting, Walt Disney Co. (2.68% of total net assets) posted a gain of 34%. In Computer Software & Services, Microsoft Corp. (1.53% of total net assets) stock improved 45%. Among the Machinery & Manufacturing holdings, Caterpillar Inc. (1.27% of total net assets) experienced a price gain of 42%. Additionally, Archer-Daniels-Midland Co. (2.41 % of total net assets) posted a gain of 13%.

The top five individual detractors to Fund performance came from a broad range of industries, including Oil & Gas, Building Materials & Construction, Electronic/Electrical Manufacturing, Consumer & Marketing, and Banks. Exxon Mobil Corp. (2.80% of total net assets) was the largest detractor in the Fund’s portfolio with a price decrease of -6%. Also detracting from the Fund’s return was Vulcan Materials Co. (0.65% of total net assets), General Electric Co. (1.06% of total net assets), and Procter & Gamble Co. (2.48% of total net assets), which declined -19%, -7%, and -3%, respectively. Popular Inc. declined -70% before being completely sold from the Fund.

Other top ten holdings of the Fund include: Johnson & Johnson (2.18% of total net assets), which posted a gain of 7%: Chevron Corp. (1.87% of total net assets), which declined -1%; and Wells Fargo & Co. (1.74% of total net assets), which declined -3%.

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 1.32%, which is consistent with the Fund’s investment philosophy and approach. There were 70 holdings in the equity portion of the Fund totaling approximately $663 million in assets at the end of the reporting period compared to 72 holdings and approximately $557 million in assets one-year earlier. We also feel that a company’s dividend policy is an important component in the analysis and selection of equity securities for the State Farm Balanced Fund. From January 1, 2009, through November 30, 2009, 28 of the stocks in the portfolio, accounting for over 51% of the equity portion of the Fund’s net assets, increased their dividends.

Fixed Income portion of the Fund (44.85% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 67.2% of the fixed income securities (representing 36.6% of total net assets) maturing within 3-11 years. These securities included U.S. Treasury securities (15.72% of total net assets) and corporate bonds (20.57% of total net assets). From a credit rating standpoint, the majority of the fixed income portion of the Fund was invested in AAA-rated securities, including U.S. Treasury bonds and certain corporate bonds (53.4% of fixed income assets). The remaining corporate fixed income portfolio was invested in AA-rated bonds (9.8% of fixed income assets), single A-rated debt (28.1% of fixed income assets), and BBB-rated bonds (8.7% of fixed income assets).

The positive total return of the fixed income portion of the Fund over the 12-month period was primarily due to the Fund's holdings of corporate bonds. The prices of corporate bonds rose during the year as investors sought higher returns than that which were being provided by U.S. Treasuries with comparable maturities. The Fund's overweight position in corporate bonds provided a favorable return comparison relative to the Barclays Capital Intermediate Gov/Credit Index. The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helped to provide stability and serve as a buffer to the volatility from the equity portion of the State Farm Balanced Fund throughout the year. The duration of the State Farm Balanced Fund’s bond portfolio at the end of November 2009 stood at 3.2 years which is down from 3.9 years on December 1, 2008. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Barclays Capital Intermediate Government/Credit Index.

State Farm Interim Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield possible that is consistent with low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to maintain a portfolio with approximately equal amounts maturing over the next six years. While the Fund may invest in debt securities of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Barclays Capital 1-5 Year U.S. Treasury Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2009, fixed-income markets were impacted by factors including increased stabilization of the global financial markets, improving corporate earnings, and continuing U.S. and global government stimulus programs. In addition, the Federal Reserve lowered the Fed Funds Rate in December 2008 from 1.00% to a range of 0%-0.25%, which was maintained through November 30, 2009.

During the 1-year period, the U.S. Treasury yield curve steepened with interest rates declining on 1-3 year U.S. Treasuries, while increasing on U.S. Treasuries having maturities of 5-years or greater. For example, the yield on 2-year U.S. Treasuries declined 33 basis points from 1.00% on December 1, 2008 to 0.67% on November 30, 2009. Conversely, the yield on 10-year U.S. Treasuries increased 28 basis points from 2.93% on December 1, 2008 to 3.21% on November 30, 2009. Short-term yields remained at low levels, with 3-month U.S. Treasury yields increasing only slightly from 0.01% on December 1, 2008 to 0.06% on November 30, 2009.

Overall, for the year ended November 30, 2009, short- and intermediate-maturity U.S. Treasuries outperformed relative to longer-maturity U.S. Treasuries. For the 1-year period, the total return for 1-3 year U.S. Treasuries and Intermediate-maturity U.S. Treasuries were 2.19% and 2.69%, respectively, compared to a total return of -4.93% on 20+ year U.S. Treasuries.

Provide an illustration of the Fund’s investments.

*	Illustrated by Type of Security and based on total net assets as of November 30, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2009, the State Farm Interim Fund had a total return of 2.81% after expenses, compared to a return of 2.43% for the Barclays Capital 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s orientation towards short- and intermediate-maturity U.S. Treasury Notes provided a positive total return as interest rates declined on 1-3 year U.S. Treasuries while increasing on 5-year U.S. Treasuries throughout the 1-year period. Short- and intermediate-maturity U.S. Treasuries performed relatively better than longer-maturity U.S. Treasuries over the entire 12-month period ended November 30, 2009. As mentioned earlier, the Fund maintains generally equal amounts of exposure across a six-year maturity spectrum. As bonds mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels. The duration of the State Farm Interim Fund at the end of November 2009 stood at 2.4 years which is up from 2.2 years on December 1, 2008. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of high current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates fall, bond prices rise and vice versa. If the Federal Reserve continues to leave the Fed Funds Rate at its current low level, this activity could increase total returns (interest plus price gains). Conversely, if the Fed raises the Fed Funds Rate, this activity could reduce total returns.

*	The Barclays Capital 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays Capital 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent portfolio duration and interest rate exposure relative to the Fund’s benchmark – the Barclays Capital Municipal Bond Index. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2009, fixed-income markets were impacted by several factors including increased stabilization of the global financial markets, improving corporate earnings, and continuing U.S. and global government stimulus programs. In addition, the Federal Reserve lowered the Fed Funds Rate in December 2008 from 1.00% to a range of 0%-0.25%, which was maintained through November 30, 2009.

As uncertainty surrounding the financial markets eased slightly during the period, the demand for relatively safer assets waned and investors’ risk appetites increased. During this time, the demand for municipal bonds increased, driving prices higher and yields lower across the maturity spectrum. These factors also helped to compress and normalize the yield spread relationship of municipal bonds relative to U.S. Treasuries throughout the 1-year period ended November 30, 2009.

During the 1-year period, the municipal bond yield curve flattened somewhat as intermediate- and longer-maturity yields declined by a greater extent as compared to short-maturity yields. By November 30, 2009, according to Thomson Municipal Market Data, 10-year and 20-year AAA-rated municipal bonds yielded approximately 2.78% and 3.73%, respectively, down from roughly 4.02% and 5.12%, respectively, as of December 1, 2008. Meanwhile, yields on shorter maturity AAA-rated municipal bonds also moved lower during the 1-year period. Yields on 5-year AAA-rated municipal bonds declined approximately 143 basis points from 2.93% on December 1, 2008 to 1.50% on November 30, 2009. Yields on 1-year AAA-rated municipal bonds decreased less dramatically with a decline of 75 basis points from 1.05% on December 1, 2008 to 0.30% on November 30, 2009.1

Overall, for the year ended November 30, 2009, long-maturity municipal bonds outperformed relative to intermediate- and shorter-maturity municipal bonds. Bonds with maturities 20 years and longer performed particularly well due to the decrease in long-term interest rates and increased market demand.

From a credit standpoint, lower credit quality bonds outperformed high quality bonds over the reporting period, highlighting the increased risk appetite among investors.

During the 1-year period, yield spreads on municipal bonds relative to U.S. Treasuries compressed dramatically. As of December 1, 2008, the 5.12% yield on 20-year AAA-rated municipal bonds exceeded the 3.71% yield offered on comparable 20-year U.S. Treasuries by 141 basis points, which is an abnormal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the federal income tax benefits associated with municipal bonds. However, during the 1-year period, the yield relationship between long-term municipal bonds and comparable U.S. Treasuries began to normalize as uncertainty surrounding the financial markets began to subside. As of November 30, 2009, the 3.73% yield on 20-year AAA-rated municipal bonds provided nearly 92% of the 4.07% yield offered on comparable 20-year taxable U.S. Treasuries.2 This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Part of the American Recovery and Reinvestment Act of 2009 enacted in February 2009 was the creation of Build America Bonds (“BABs”). BABs are taxable governmental bonds that were created to help provide funding for state and local governments at lower borrowing costs. Traditionally, tax-exempt bonds provide a major source of capital for state and local

[1]

The Municipal Market Data yields represent a consensus scale for the municipal bond market compiled by Thomson Reuters. The yields are based on market participant opinion and vary from actual yields attained.

[2]	Source: Thomson Reuters

governments, but the impacts of the recession in late-2008 and early-2009 reduced their ability to finance new projects. Supplementing the existing tax-exempt bond market, the Build America Bond program was designed to provide a federal subsidy for a larger portion of the borrowing costs of state and local governments than traditional tax-exempt bonds in order to stimulate the economy and encourage investments in capital projects in 2009 and 2010. As taxable BABs began to be issued in 2009, the supply of newly issued tax-exempt bonds declined which also helped to support the tax-exempt municipal bond market during the 1-year period.

Provide an illustration of the Fund’s investments.

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services (“Moody’s”). Percentages are based on total investments as of November 30, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes all Advanced Refund Bonds.

***	Twenty-eight securities were not rated by Moody’s. Two, representing 0.40% of total investments, were not rated by S&P. Six, representing 1.77% of total investments, were rated by S&P as AAA. Three, representing 0.65% of total investments, were rated by S&P as AA+. Ten, representing 2.34% of total investments, were rated by S&P as AA. Five, representing 1.36% of total investments, were rated by S&P as AA-. Two, representing 0.67% of total investments, were rated by S&P as A+.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund had a total return of 11.53% for the 1-year period ended November 30, 2009, after expenses. This is compared to a 14.17% total return for the unmanaged Barclays Capital Municipal Bond Index over the same timeframe. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s orientation towards short- and intermediate-maturity municipal bonds provided a positive total return as interest rates declined across the maturity spectrum throughout the 1-year period. However, long-maturity bonds outperformed intermediate maturities which in turn outperformed short maturities over the 1-year period. As a result, the Fund’s short and intermediate maturity orientation was detrimental to relative performance with 55.4% of total investments in bonds maturing within 12 years versus 50.0% for the benchmark as of November 30, 2009. In addition, the Fund ended November 2009 with 43.5% of total investments in bonds maturing between 12-22 years, with only 1.1% of total investments in bonds having maturities over 22 years. By comparison, the Barclays Capital Municipal Bond Index included a 28.5% allocation to bonds maturing between 12-22 years and a 21.5% allocation to bonds having maturities over 22 years as of November 30, 2009. As a result, the Fund was unfavorably positioned relative to the benchmark, especially during a period when the yield curve flattened somewhat with a coincident decrease in longer-term yields.

Throughout the reporting period, we did not pursue a course to increase the Fund’s duration. Essentially, we attempted to maintain the risk profile of the Fund in respect to risk to capital (credit risk) and interest rate risk volatility (duration). The modified duration of the State Farm Municipal Bond Fund at the end of November 2009 stood at 4.60 years, which is down from 5.90 years on December 1, 2008. This occurred during a period where the slope of the yield curve flattened somewhat with intermediate- and longer-maturity yields declining by a greater extent as compared to short-maturity yields. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The lower portfolio duration also contributed somewhat negatively to the Fund’s performance as interest rates declined during the year.

*	The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

The Barclays Capital Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

The Fund also maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period and ended November 2009 with 75.99% of total investments held in municipal bonds rated Aa3 or higher by Moody’s Investor Services. Over the reporting period, higher quality municipal credits underperformed relative to lower quality credits. The difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark both played a role in the Fund’s relative underperformance versus the benchmark during the reporting period.

As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, short and intermediate maturity bonds under the belief that lower-credit quality, long maturity bonds have not provided enough additional yield over the long term to compensate for the higher risk and volatility. Adopting additional risk by increasing duration and/or increasing the weighting in lower-credit quality bonds in the environment of uncertainty experienced during the reporting period would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio increased over the reporting period from 287 to 316 bonds. Turnover for the reporting period was 9.45%. Investments within the State of California remained the largest single allocation in any state representing 6.37% of total net assets, which is down from 7.83% from the beginning of the reporting period. Notable changes to the portfolio included purchases of additional revenue bonds in Washington and general obligation bonds in Oregon and sales of general obligation holdings in Michigan and Colorado.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The State Farm Municipal Bond Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the second business day in November, unless the account was opened on or after January 1 within the same year.1 You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the second business day in November, unless the account was opened on or after January 1 within the same year.1 You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio Based on the Period June 1, 2009 to November 30, 2009	Expenses Paid During Period June 1, 2009 to November 30, 2009*
State Farm Growth Fund
Actual	$1,000.00	$1,194.22	0.13%	$0.72
Hypothetical (5% return before expenses)	$1,000.00	$1,024.42	0.13%	$0.66
State Farm Balanced Fund
Actual	$1,000.00	$1,131.31	0.14%	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.37	0.14%	$0.71
State Farm Interim Fund
Actual	$1,000.00	$1,020.62	0.16%	$0.81
Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81
State Farm Municipal Bond Fund
Actual	$1,000.00	$1,033.36	0.16%	$0.82
Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[1]

Effective June 2, 2010, a revised potential low balance fee, which will be called the “account fee,” of $10 per calendar quarter may be charged to an account (other than SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. This account fee is not included in the expenses shown in the table.

Board Approval of Investment Advisory Agreement

Board Review of the Continuation of the Investment Advisory and Management Services Agreement

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 12, 2009, all of the Trustees present, including those Trustees who were not interested persons of Associates’ Funds Trust, as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”).

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel who had sent to SFIMC a request for information to be provided to the Board in connection with the Board’s consideration of continuing the Advisory Agreement. SFIMC provided materials to the Board responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund” and collectively, the “Funds”), as well as an explanation of the methodology by which SFIMC had calculated that profitability. SFIMC also provided the Board with additional information that SFIMC believed would be useful to the Board in evaluating whether to approve the continuation of the Advisory Agreement. The Board also received a report prepared by Morningstar, Inc., an independent fund tracking organization (the “Morningstar Report”), relating to the performance and expenses of each Fund. In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement. Legal counsel also advised the Board of current developments in a litigated case that was scheduled to be heard by the U.S. Supreme Court that could impact the manner by which the Board considers continuation of the Advisory Contract in the future.

The Independent Trustees of Associates’ Funds Trust reviewed these materials at meetings held on March 13, 2009, May 29, 2009, and June 12, 2009, during which SFIMC management expanded on those materials and responded to specific questions from the Independent Trustees. The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, after which the Board considered various factors described below, no one of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the performance of each Fund. Among other things, the Board examined the year-to-date, one-, three-, and five-year performance of each Fund as compared to the performance of one or more benchmark indexes and a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures (“Peer Funds”). The Board considered the information contained in the Morningstar Report relating to the overall performance of the Funds, including against each Fund’s benchmark and/or index and with the performance of the Fund’s Peer Funds. The Board noted the favorable performance of the Funds compared to each Fund’s benchmark(s) and Peer Funds. After extensive discussion of this and other performance information, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to Peer Funds. The Board concluded that each Fund’s expense structure and overall fees were relatively low and were acceptable. In connection with examining the fee structure and expense ratio of each Fund, the Board also considered the amount of profits earned (or losses incurred) by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit or loss was calculated. The Board concluded that the advisory fee for each Fund was reasonable and appropriate for the shareholders of each Fund.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the make-up, education and experience of the SFIMC teams responsible for managing the Funds, and concluded that SFIMC’s investment management teams have a satisfactory, long-term track record in managing the Funds. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to continue to manage the Funds, and that given its past experience, SFIMC would be able to continue to provide satisfactory services to the Funds.

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that neither SFIMC nor State Farm VP Management Corp. receives asset-based fees from Associates’ Funds Trust for providing those services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

The Board next discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decreases as the fund increases in size. The Board noted that the Advisory Agreement includes breakpoints for each Fund, which lead to economics of scale for Fund shareholders as assets increase.

Based on the Trustees’ deliberations and their evaluation of the information provided by SFIMC, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2010.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2009

	Shares	Value
Common Stocks (97.62%)
Agriculture, Foods, & Beverage (11.93%)
Archer-Daniels-Midland Co.	3,477,500	$107,141,775
Coca-Cola Co., The	1,027,300	58,761,560
Kellogg Co.	930,000	48,899,400
McCormick & Co. Inc.	428,600	15,292,448
Nestle SA ADR	1,175,800	55,590,766
PepsiCo Inc.	641,400	39,907,908
Sysco Corp.	1,109,800	30,008,992
		355,602,849
Banks (3.99%)
M&T Bank Corp.	213,400	13,994,772
Northern Trust Corp.	460,500	22,794,750
Suntrust Banks Inc.	334,600	7,906,598
Wells Fargo & Co.	2,643,100	74,112,524
		118,808,644
Building Materials & Construction (1.69%)
Vulcan Materials Co.	1,039,200	50,380,416
Chemicals (8.80%)
Air Products & Chemicals Inc.	830,000	68,831,900
Dow Chemical Co., The	243,000	6,750,540
E.I. du Pont de Nemours & Co.	496,104	17,155,276
International Flavors & Fragrances Inc.	561,000	22,843,920
Sigma-Aldrich Corp.	2,750,000	146,685,000
		262,266,636
Computer Software & Services (4.12%)
Automatic Data Processing Inc.	149,000	6,474,050
Microsoft Corp.	3,235,500	95,156,055
SAP AG	444,800	21,233,028
		122,863,133
Computers (7.43%)
Hewlett-Packard Co.	3,019,400	148,131,764
International Business Machines Corp.	580,000	73,283,000
		221,414,764
Consumer & Marketing (5.74%)
AptarGroup Inc.	677,405	24,467,869
Colgate-Palmolive Co.	436,300	36,732,097
Procter & Gamble Co., The	1,765,155	110,057,414
		171,257,380
Electronic/Electrical Manufacturing (6.51%)
Agilent Technologies Inc. (a)	548,071	15,850,213
Applied Materials Inc.	987,500	12,156,125
Emerson Electric Co.	729,400	30,204,454
General Electric Co.	3,848,900	61,659,378
Intel Corp.	2,420,800	46,479,360
Linear Technology Corp.	1,023,400	27,601,098
		193,950,628

	Shares	Value
Common Stocks (Cont.)
Health Care (10.69%)
Abbott Laboratories	847,500	$46,180,275
Eli Lilly & Co.	997,000	36,619,810
Johnson & Johnson	2,481,600	155,943,744
Merck & Co. Inc.	675,700	24,467,097
Pfizer Inc.	3,047,300	55,369,441
		318,580,367
Machinery & Manufacturing (5.47%)
3M Co.	564,000	43,676,160
Caterpillar Inc.	877,700	51,248,903
HNI Corp.	1,439,200	36,368,584
Illinois Tool Works Inc.	652,500	31,737,600
		163,031,247
Media & Broadcasting (2.77%)
Walt Disney Co., The	2,728,640	82,459,501
Mining & Metals (4.08%)
BHP Billiton PLC	941,859	28,775,827
Nucor Corp.	531,200	22,528,192
Rio Tinto PLC	476,280	24,190,939
Rio Tinto PLC ADR	226,800	46,289,880
		121,784,838
Oil & Gas (15.70%)
BG Group PLC	3,199,100	58,038,533
Bill Barrett Corp. (a)	1,032,400	29,475,020
BP PLC Sponsored ADR	626,392	35,817,095
Chevron Corp.	1,060,000	82,722,400
Devon Energy Corp.	212,204	14,291,939
Exxon Mobil Corp.	2,615,200	196,323,064
Royal Dutch Shell PLC ADR Class A	516,300	30,854,088
Spectra Energy Corp.	399,950	7,763,030
Tidewater Inc.	154,191	6,930,885
Woodside Petroleum Ltd.	130,310	5,815,817
		468,031,871
Retailers (2.45%)
Wal-Mart Stores Inc.	1,339,100	73,047,905
Telecom & Telecom Equipment (4.86%)
ADC Telecommunications Inc. (a)	58,700	359,831
AT&T Inc.	2,140,534	57,665,986
Cisco Systems Inc. (a)	1,640,100	38,378,340
Corning Inc.	1,284,600	21,427,128
Nokia Corp. Sponsored ADR	557,000	7,385,820
Verizon Communications Inc.	624,900	19,659,354
		144,876,459
Transportation (0.83%)
Burlington Northern Santa Fe Corp.	195,800	19,247,140
GATX Corp.	190,700	5,505,509
		24,752,649

18	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Shares	Value
Common Stocks (Cont.)
Utilities & Energy (0.56%)
Duke Energy Corp.	1,010,500	$16,855,140
Total Common Stocks
(cost $1,368,393,638)		2,909,964,427
Short-term Investments (1.99%)
JPMorgan U.S. Government Money Market Fund	59,382,800	59,382,800
Total Short-term Investments
(cost $59,382,800)		59,382,800
TOTAL INVESTMENTS (99.61%)
(cost $1,427,776,438)		2,969,347,227
OTHER ASSETS, NET OF LIABILITIES (0.39%)		11,732,956
NET ASSETS (100.00%)		$2,981,080,183

(a)	Non-income producing security.

ADR – American Depository Receipt

See accompanying notes to financial statements.	19

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2009

	Shares	Value
Common Stocks (55.15%)
Agriculture, Foods, & Beverage (6.75%)
Archer-Daniels-Midland Co.	940,561	$28,978,684
Campbell Soup Co.	26,000	909,220
Coca-Cola Co., The	205,000	11,726,000
Kellogg Co.	310,000	16,299,800
Nestle SA ADR	252,500	11,937,973
PepsiCo Inc.	110,100	6,850,422
Sysco Corp.	165,300	4,469,712
		81,171,811
Banks (2.49%)
M&T Bank Corp.	37,700	2,472,366
Northern Trust Corp.	104,700	5,182,650
Suntrust Banks Inc.	54,300	1,283,109
Wells Fargo & Co.	747,600	20,962,704
		29,900,829
Building Materials & Construction (0.79%)
Lafarge SA	21,338	1,752,794
Vulcan Materials Co.	160,200	7,766,496
		9,519,290
Chemicals (4.64%)
Air Products & Chemicals Inc.	230,000	19,073,900
Dow Chemical Co., The	69,000	1,916,820
E.I. du Pont de Nemours & Co.	108,705	3,759,019
International Flavors & Fragrances Inc.	120,000	4,886,400
Sigma-Aldrich Corp.	491,000	26,189,940
		55,826,079
Computer Software & Services (1.85%)
Automatic Data Processing Inc.	30,000	1,303,500
Microsoft Corp.	625,400	18,393,014
SAP AG	52,800	2,520,467
		22,216,981
Computers (4.67%)
Hewlett-Packard Co.	754,000	36,991,240
International Business Machines Corp.	152,100	19,217,835
		56,209,075
Consumer & Marketing (2.96%)
AptarGroup Inc.	113,100	4,085,172
Colgate-Palmolive Co.	21,200	1,784,828
Procter & Gamble Co., The	477,700	29,784,595
		35,654,595
Electronic/Electrical Manufacturing (3.22%)
Agilent Technologies Inc. (a)	143,787	4,158,320
Applied Materials Inc.	182,000	2,240,420
Emerson Electric Co.	78,800	3,263,108
General Electric Co.	796,300	12,756,726
Intel Corp.	592,500	11,376,000
KLA-Tencor Corp.	45,100	1,408,924

	Shares	Value
Common Stocks (Cont.)
Electronic/Electrical Manufacturing (Cont.)
Linear Technology Corp.	130,100	$3,508,797
		38,712,295
Health Care (5.96%)
Abbott Laboratories	92,000	5,013,080
Allergan Inc.	154,800	8,998,524
Eli Lilly & Co.	212,000	7,786,760
Johnson & Johnson	417,700	26,248,268
Medtronic Inc.	21,600	916,704
Merck & Co. Inc.	144,100	5,217,861
Pfizer Inc.	960,000	17,443,200
		71,624,397
Machinery & Manufacturing (2.94%)
3M Co.	124,600	9,649,024
Caterpillar Inc.	262,400	15,321,536
HNI Corp.	160,000	4,043,200
Illinois Tool Works Inc.	130,600	6,352,384
		35,366,144
Media & Broadcasting (3.21%)
Lee Enterprises Inc. Class A (a)	42,000	152,040
Lee Enterprises Inc. Class B (a) (b)	42,000	152,040
Thomson Reuters Corp.	192,414	6,101,448
Walt Disney Co., The	1,065,995	32,214,369
		38,619,897
Mining & Metals (3.56%)
Newmont Mining Corp.	29,200	1,566,288
Nucor Corp.	436,800	18,524,688
Rio Tinto PLC	153,825	7,812,991
Rio Tinto PLC ADR	73,250	14,950,325
		42,854,292
Oil & Gas (7.62%)
BG Group PLC	256,800	4,658,903
Bill Barrett Corp. (a)	100,000	2,855,000
BP PLC Sponsored ADR	115,786	6,620,643
Chevron Corp.	288,000	22,475,520
Devon Energy Corp.	76,170	5,130,050
Exxon Mobil Corp.	448,000	33,631,360
Royal Dutch Shell PLC ADR Class A	216,400	12,932,064
Spectra Energy Corp.	62,950	1,221,860
Woodside Petroleum Ltd.	47,195	2,106,342
		91,631,742
Retailers (1.26%)
Wal-Mart Stores Inc.	276,700	15,093,985
Telecom & Telecom Equipment (2.59%)
ADC Telecommunications Inc. (a)	33,800	207,194
AT&T Inc.	533,359	14,368,691
Cisco Systems Inc. (a)	282,800	6,617,520

20	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Shares	Value
Common Stocks (Cont.)
Telecom & Telecom Equipment (Cont.)
Corning Inc.	372,300	$6,209,964
Nokia Corp. Sponsored ADR	144,900	1,921,374
Verizon Communications Inc.	57,800	1,818,388
		31,143,131
Transportation (0.34%)
Burlington Northern Santa Fe Corp.	41,500	4,079,450
Utilities & Energy (0.30%)
Duke Energy Corp.	217,000	3,619,560
Total Common Stocks
(cost $298,177,743)		663,243,553

	Principal amount	Value
Corporate Bonds (20.57%)
Aerospace/Defense (0.09%)
Lockheed Martin Corp.
4.121%, 03/14/2013	$1,000,000	$1,063,911
Agriculture, Foods, & Beverage (2.55%)
WM Wrigley Jr. Co.
4.300%, 07/15/2010	1,000,000	1,009,823
Archer-Daniels-Midland Co.
5.870%, 11/15/2010	2,950,000	3,058,716
Coca-Cola Co., The
5.750%, 03/15/2011	3,000,000	3,172,455
PepsiAmericas Inc.
5.625%, 05/31/2011	1,000,000	1,063,538
HJ Heinz Co.
6.625%, 07/15/2011	3,000,000	3,251,517
Hershey Co.
5.300%, 09/01/2011	500,000	534,454
Sara Lee Corp.
6.250%, 09/15/2011	2,000,000	2,153,932
Pepsico Inc.
5.150%, 05/15/2012	2,000,000	2,177,172
Kraft Foods Inc.
6.250%, 06/01/2012	1,000,000	1,093,158
General Mills Inc.
5.650%, 09/10/2012	2,000,000	2,198,592
Kellogg Co.
5.125%, 12/03/2012	500,000	548,132
Sysco Corp.
4.200%, 02/12/2013	1,000,000	1,063,873
Kellogg Co.
4.250%, 03/06/2013	1,000,000	1,067,818
Hershey Co.
5.000%, 04/01/2013	500,000	544,944
General Mills Inc.
5.200%, 03/17/2015	500,000	549,357
Bottling Group LLC
5.500%, 04/01/2016	1,000,000	1,116,349
Hershey Co.
5.450%, 09/01/2016	500,000	541,022

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Kraft Foods Inc.
6.500%, 08/11/2017	$1,000,000	$1,101,377
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,226,748
Sysco Corp.
5.250%, 02/12/2018	1,000,000	1,090,019
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	1,081,503
		30,644,499
Automotive (0.04%)
Toyota Motor Credit Corp.
5.450%, 05/18/2011	500,000	532,372
Banks (1.72%)
Bank of America Corp.
4.500%, 08/01/2010	1,000,000	1,022,579
Wells Fargo & Co.
4.875%, 01/12/2011	1,000,000	1,038,839
Wachovia Corp.
5.350%, 03/15/2011	750,000	785,452
Charter One Bank FSB
5.500%, 04/26/2011	1,500,000	1,541,553
Bank of America Corp.
5.375%, 08/15/2011	500,000	527,875
Bank of New York Mellon Corp.
5.125%, 11/01/2011	500,000	537,372
Bank of America Corp.
5.375%, 09/11/2012	500,000	531,550
Barclays Bank PLC
5.450%, 09/12/2012	1,500,000	1,631,852
Deutsche Bank AG London
5.375%, 10/12/2012	1,500,000	1,639,794
SunTrust Banks Inc.
5.250%, 11/05/2012	1,000,000	1,052,360
Bank of New York Mellon Corp.
4.500%, 04/01/2013	500,000	534,804
Wachovia Corp.
5.700%, 08/01/2013	750,000	817,790
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	549,153
US Bank NA
4.950%, 10/30/2014	1,500,000	1,631,536
Wachovia Bank NA
5.600%, 03/15/2016	750,000	786,890
Bank of America NA
6.000%, 06/15/2016	1,000,000	1,005,864
5.300%, 03/15/2017	500,000	490,014
Wachovia Corp.
5.750%, 06/15/2017	750,000	788,901
Deutsche Bank AG London
6.000%, 09/01/2017	1,500,000	1,663,566
Suntrust Banks Inc.
6.000%, 09/11/2017	1,000,000	1,008,471

See accompanying notes to financial statements.	21

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Wachovia Bank NA
6.000%, 11/15/2017	$500,000	$533,222
Wells Fargo & Co.
5.625%, 12/11/2017	500,000	521,729
		20,641,166
Building Materials & Construction (0.05%)
Cooper Industries Inc.
5.450%, 04/01/2015	500,000	555,199
Chemicals (0.81%)
Dow Chemical Co., The
6.125%, 02/01/2011	3,000,000	3,127,782
PPG Industries Inc.
5.750%, 03/15/2013	1,000,000	1,082,940
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	3,000,000	3,277,233
Praxair Inc.
4.625%, 03/30/2015	1,000,000	1,094,099
5.375%, 11/01/2016	1,000,000	1,111,144
		9,693,198
Commercial Service/Supply (0.04%)
Pitney Bowes Inc.
5.750%, 09/15/2017	500,000	545,616
Computers (0.32%)
Hewlett-Packard Co.
5.250%, 03/01/2012	1,500,000	1,629,039
4.500%, 03/01/2013	1,000,000	1,080,097
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,129,538
		3,838,674
Consumer & Marketing (1.12%)
Unilever Capital Corp.
7.125%, 11/01/2010	3,000,000	3,185,199
Clorox Co.
6.125%, 02/01/2011	3,000,000	3,164,043
Ecolab Inc.
4.875%, 02/15/2015	1,000,000	1,073,508
Procter & Gamble Co., The
3.150%, 09/01/2015	2,000,000	2,065,492
Kimberly-Clark Corp.
6.125%, 08/01/2017	1,500,000	1,729,014
Danaher Corp.
5.625%, 01/15/2018	1,000,000	1,115,301
McDonald’s Corp.
5.350%, 03/01/2018	1,000,000	1,107,275
		13,439,832

	Principal amount	Value
Corporate Bonds (Cont.)
Electronic/Electrical Manufacturing (0.14%)
Emerson Electric Co.
5.375%, 10/15/2017	$1,000,000	$1,096,064
5.250%, 10/15/2018	500,000	548,201
		1,644,265
Financial Services (1.35%)
General Electric Capital Corp.
7.375%, 01/19/2010	2,000,000	2,017,162
BellSouth Capital Funding Corp.
7.750%, 02/15/2010	3,000,000	3,044,370
JPMorgan Chase Bank NA
5.600%, 06/01/2011	1,000,000	1,067,906
Wells Fargo Financial
6.125%, 04/18/2012	2,000,000	2,172,700
Simon Property Group Inc.
5.300%, 05/30/2013	2,500,000	2,624,955
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	529,036
General Electric Capital Corp.
5.375%, 10/20/2016	500,000	526,999
5.400%, 02/15/2017	500,000	515,865
John Deere Capital Corp.
5.500%, 04/13/2017	1,000,000	1,092,869
General Electric Capital Corp.
5.625%, 09/15/2017	500,000	521,522
JPMorgan Chase Bank NA
6.000%, 10/01/2017	1,500,000	1,607,158
General Electric Capital Corp.
5.625%, 05/01/2018	500,000	515,538
		16,236,080
Health Care (2.24%)
Genentech Inc.
4.400%, 07/15/2010	1,000,000	1,023,245
Merck & Co. Inc.
5.125%, 11/15/2011	500,000	539,362
Eli Lilly & Co.
6.000%, 03/15/2012	2,000,000	2,213,234
Johnson & Johnson
5.150%, 08/15/2012	1,000,000	1,104,176
AstraZeneca PLC
5.400%, 09/15/2012	750,000	832,619
Abbott Laboratories
5.150%, 11/30/2012	500,000	556,300
Merck & Co. Inc.
4.375%, 02/15/2013	2,000,000	2,137,192
Schering-Plough Corp.
5.550%, 12/01/2013	1,000,000	1,115,649
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	1,077,995

22	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
GlaxoSmithKline
4.375%, 04/15/2014	$3,000,000	$3,229,959
AstraZeneca PLC
5.400%, 06/01/2014	2,000,000	2,240,058
Abbott Laboratories
5.875%, 05/15/2016	2,000,000	2,277,882
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,093,722
Amgen Inc.
5.850%, 06/01/2017	1,000,000	1,114,613
Johnson & Johnson
5.550%, 08/15/2017	1,000,000	1,131,841
AstraZeneca PLC
5.900%, 09/15/2017	750,000	857,876
Abbott Laboratories
5.600%, 11/30/2017	500,000	559,702
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	550,582
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,114,264
Baxter International Inc.
5.375%, 06/01/2018	2,000,000	2,203,968
		26,974,239
Machinery & Manufacturing (1.45%)
Honeywell International Inc.
7.500%, 03/01/2010	3,000,000	3,057,591
Deere & Co.
7.850%, 05/15/2010	3,000,000	3,099,243
Dover Corp.
6.500%, 02/15/2011	2,000,000	2,126,274
Eaton Corp.
4.900%, 05/15/2013	500,000	539,559
3M Co.
4.375%, 08/15/2013	1,000,000	1,095,775
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	1,025,242
Eaton Corp.
5.300%, 03/15/2017	1,500,000	1,584,915
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,135,478
United Technologies Corp.
5.375%, 12/15/2017	1,500,000	1,658,982
Dover Corp.
5.450%, 03/15/2018	1,000,000	1,091,739
Caterpillar Financial Services Corp.
5.450%, 04/15/2018	1,000,000	1,069,027
		17,483,825
Media & Broadcasting (0.36%)
Walt Disney Co., The
5.700%, 07/15/2011	2,000,000	2,150,600
4.700%, 12/01/2012	1,000,000	1,091,777
6.000%, 07/17/2017	1,000,000	1,140,617
		4,382,994

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (0.69%)
Alcan Inc.
6.450%, 03/15/2011	$2,000,000	$2,100,886
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	539,596
BHP Finance USA
5.250%, 12/15/2015	2,000,000	2,215,598
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	545,499
Alcoa Inc.
5.720%, 02/23/2019	2,244,000	2,184,289
5.870%, 02/23/2022	756,000	692,308
		8,278,176
Oil & Gas (1.47%)
BP Capital Markets PLC
4.875%, 03/15/2010	1,500,000	1,520,340
Shell International Finance
5.625%, 06/27/2011	2,000,000	2,150,028
ConocoPhillips Canada
5.300%, 04/15/2012	500,000	542,396
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	2,000,000	2,205,506
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	559,722
Shell International Finance
5.200%, 03/22/2017	1,000,000	1,099,802
Marathon Oil Corp.
5.900%, 03/15/2018	1,000,000	1,073,656
ConocoPhillips
5.200%, 05/15/2018	1,000,000	1,074,173
Chevron Corp.
4.950%, 03/03/2019	3,000,000	3,254,601
BP Capital Markets PLC
4.750%, 03/10/2019	3,000,000	3,177,216
Shell International Finance
4.300%, 09/22/2019	1,000,000	1,024,815
		17,682,255
Retailers (1.43%)
Home Depot Inc.
4.625%, 08/15/2010	2,000,000	2,052,518
McDonald’s Corp.
6.000%, 04/15/2011	3,000,000	3,189,228
Costco Wholesale Corp.
5.300%, 03/15/2012	2,000,000	2,185,218
Lowe’s Companies Inc.
5.600%, 09/15/2012	1,000,000	1,117,157
Target Corp.
5.125%, 01/15/2013	500,000	544,903
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,120,142
Home Depot Inc.
5.400%, 03/01/2016	1,000,000	1,066,082
Target Corp.
5.875%, 07/15/2016	1,300,000	1,460,755

See accompanying notes to financial statements.	23

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Lowe’s Companies Inc.
5.400%, 10/15/2016	$1,000,000	$1,107,406
Target Corp.
5.375%, 05/01/2017	1,500,000	1,646,296
6.000%, 01/15/2018	500,000	568,795
Wal-Mart Stores Inc.
5.800%, 02/15/2018	1,000,000	1,138,600
		17,197,100
Telecom & Telecom Equipment (1.39%)
Motorola Inc.
7.625%, 11/15/2010	3,000,000	3,132,012
Vodafone Group PLC
5.500%, 06/15/2011	1,500,000	1,590,912
Verizon New Jersey Inc.
5.875%, 01/17/2012	3,000,000	3,228,132
SBC Communications Inc.
5.875%, 02/01/2012	3,000,000	3,256,767
Telstra Corp. Ltd.
6.375%, 04/01/2012	2,000,000	2,195,910
Alltel Corp.
7.000%, 07/01/2012	2,000,000	2,230,022
Verizon Communications Inc.
4.350%, 02/15/2013	500,000	530,225
5.500%, 02/15/2018	500,000	531,432
		16,695,412
Transportation (0.18%)
United Parcel Service Inc.
4.500%, 01/15/2013	1,000,000	1,082,789
5.500%, 01/15/2018	1,000,000	1,099,407
		2,182,196
Utilities & Energy (3.13%)
Duke Energy Corp.
7.375%, 03/01/2010	3,000,000	3,049,968
Interstate Power & Light Co.
6.750%, 03/15/2011	2,000,000	2,117,930
Florida Power Corp.
6.650%, 07/15/2011	3,000,000	3,242,424
Wisconsin Public Service
6.125%, 08/01/2011	3,000,000	3,218,130
Pacificorp
6.900%, 11/15/2011	2,000,000	2,216,300
Commonwealth Edison Co.
5.400%, 12/15/2011	1,000,000	1,074,321
Tampa Electric Co.
6.875%, 06/15/2012	3,000,000	3,285,126
MidAmerican Energy Co.
5.125%, 01/15/2013	2,000,000	2,140,516
Public Service of Colorado
4.875%, 03/01/2013	1,500,000	1,607,589
Commonwealth Edison Co.
4.700%, 04/15/2015	1,000,000	1,060,422

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Georgia Power Co.
5.250%, 12/15/2015	$2,000,000	$2,234,240
Union Electric Co.
5.400%, 02/01/2016	2,000,000	2,101,168
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	1,062,894
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,112,498
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	554,754
NSTAR Electric Co.
5.625%, 11/15/2017	1,500,000	1,653,717
Northern States Power Co.
5.250%, 03/01/2018	1,000,000	1,086,916
PECO Energy Co.
5.350%, 03/01/2018	1,000,000	1,094,614
Commonwealth Edison Co.
5.800%, 03/15/2018	500,000	546,265
Ameren Union Electric
6.000%, 04/01/2018	1,000,000	1,088,589
Consolidated Edison Co. NY
5.850%, 04/01/2018	500,000	551,857
Duke Energy Carolinas
5.100%, 04/15/2018	1,000,000	1,071,564
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	538,579
		37,710,381
Total Corporate Bonds
(cost $229,790,747)		247,421,390
Foreign Government Bonds (0.23%)
Province of New Brunswick (Canada)
5.200%, 02/21/2017	2,500,000	2,792,315
Total Foreign Government Bonds
(cost $2,492,860)		2,792,315
Government Agency Securities (c) (0.10%)
Tennessee Valley Authority
5.500%, 07/18/2017	1,000,000	1,129,150
Total Government Agency Securities
(cost $993,550)		1,129,150
U.S. Treasury Obligations (15.72%)
U.S. Treasury Notes
5.750%, 08/15/2010	5,000,000	5,195,510
5.000%, 08/15/2011	5,000,000	5,387,305
4.875%, 02/15/2012	10,000,000	10,902,340
4.375%, 08/15/2012	6,000,000	6,555,936
3.875%, 02/15/2013	10,000,000	10,847,660
3.625%, 05/15/2013	10,000,000	10,793,750
4.250%, 08/15/2013	10,000,000	11,034,380
4.250%, 11/15/2013	10,000,000	11,056,250
4.000%, 02/15/2014	10,000,000	10,961,720

24	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
4.250%, 11/15/2014	$20,000,000	$22,176,560
4.000%, 02/15/2015	15,000,000	16,436,715
4.125%, 05/15/2015	20,000,000	22,025,000
5.125%, 05/15/2016	20,000,000	23,178,120
4.625%, 02/15/2017	20,000,000	22,514,060
Total U.S. Treasury Obligations
(cost $169,858,087)		189,065,306

	Shares	Value
Short-term Investments (7.63%)
JPMorgan U.S. Government Money Market Fund	91,787,083	$91,787,083
Total Short-term Investments
(cost $91,787,083)		91,787,083
TOTAL INVESTMENTS (99.40%)
(cost $793,100,070)		1,195,438,797
OTHER ASSETS, NET OF LIABILITIES (0.60%)		7,246,067
NET ASSETS (100.00%)		$1,202,684,864

(a)	Non-income producing security.

(b)	Illiquid and fair valued due to sales restrictions on Class B shares. At November 30, 2009, the fair value of this security was $152,040 or 0.013% of net assets.

(c)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

ADR – American Depository Receipt

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2009

	Principal amount	Value
Corporate Bonds (a) (24.81%)
Banks (14.23%)
Regions Bank
2.750%, 12/10/2010	$5,000,000	$5,117,485
Bank of America NA
1.700%, 12/23/2010	5,000,000	5,064,460
Suntrust Bank
3.000%, 11/16/2011	5,000,000	5,203,840
HSBC USA Inc.
3.125%, 12/16/2011	5,000,000	5,222,625
Morgan Stanley
2.250%, 03/13/2012	5,000,000	5,132,945
US Bancorp
2.250%, 03/13/2012	5,000,000	5,136,370
Bank of America Corp.
2.100%, 04/30/2012	5,000,000	5,110,750
3.125%, 06/15/2012	5,000,000	5,246,770
Key Bank NA
3.200%, 06/15/2012	5,000,000	5,259,960
Wells Fargo & Co.
2.125%, 06/15/2012	3,000,000	3,077,916
		49,573,121
Financial Services (10.58%)
JP Morgan Chase & Co.
2.625%, 12/01/2010	5,000,000	5,109,420
General Electric Capital Corp.
1.625%, 01/07/2011	5,000,000	5,058,345
Goldman Sachs Group Inc
2.150%, 03/15/2012	5,000,000	5,121,830
Citigroup Funding Inc.
2.000%, 03/30/2012	5,000,000	5,095,000
Citigroup Inc.
2.125%, 04/30/2012	5,000,000	5,116,115
John Deere Capital Corp.
2.875%, 06/19/2012	3,000,000	3,127,932
PNC Funding Corp.
2.300%, 06/22/2012	3,000,000	3,090,096
JP Morgan Chase & Co.
2.125%, 12/26/2012	5,000,000	5,120,215
		36,838,953
Total Corporate Bonds
(cost $84,077,995)		86,412,074
U.S. Treasury Obligations (68.16%)
U.S. Treasury Notes
6.500%, 02/15/2010	15,000,000	15,198,045
4.000%, 04/15/2010	10,000,000	10,142,580
5.750%, 08/15/2010	10,000,000	10,391,020
5.000%, 02/15/2011	10,000,000	10,565,230
5.000%, 08/15/2011	6,000,000	6,464,766
4.500%, 09/30/2011	10,000,000	10,717,580
4.625%, 10/31/2011	10,000,000	10,767,190
4.875%, 02/15/2012	10,000,000	10,902,340
4.500%, 04/30/2012	10,000,000	10,878,910
4.875%, 06/30/2012	10,000,000	11,018,750
3.375%, 11/30/2012	10,000,000	10,677,340

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
3.875%, 02/15/2013	$20,000,000	$21,695,320
3.625%, 05/15/2013	10,000,000	10,793,750
4.250%, 08/15/2013	10,000,000	11,034,380
3.125%, 09/30/2013	15,000,000	15,928,125
4.000%, 02/15/2014	10,000,000	10,961,720
4.750%, 05/15/2014	10,000,000	11,295,310
2.625%, 06/30/2014	10,000,000	10,355,470
4.250%, 08/15/2014	10,000,000	11,096,090
4.250%, 11/15/2014	5,000,000	5,544,140
4.000%, 02/15/2015	5,000,000	5,478,905
4.125%, 05/15/2015	5,000,000	5,506,250
Total U.S. Treasury Obligations
(cost $225,696,823)		237,413,211

	Shares	Value
Short-term Investments (6.16%)
JPMorgan U.S. Government Money Market Fund	21,465,859	$21,465,859
Total Short-term Investments
(cost $21,465,859)		21,465,859
TOTAL INVESTMENTS (99.13%)
(cost $331,240,677)		345,291,144
OTHER ASSETS, NET OF LIABILITIES (0.87%)		3,032,426
NET ASSETS (100.00%)		$348,323,570

(a)	These securities are guaranteed under the FDIC Temporary Liquidity Guarantee Program.

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (b) (97.92%)
Alabama (1.78%)
City of Birmingham, Alabama, General Obligation Refunding Bonds, Series 2002A	5.500%	04/01/2013	Aa3		$2,000,000	$2,197,980
City of Hoover, Alabama, General Obligation Warrants	5.000%	03/01/2017	Aa3		2,000,000	2,218,920
Board of Education of the City of Hoover, Capital Outlay Warrants, Series 2005	3.500%	02/15/2026	Aa3		985,000	895,838
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2027	A1		2,540,000	2,777,312
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2028	A1		1,500,000	1,623,405

						9,713,455

Alaska (2.49%)
Municipality of Anchorage, Alaska, Senior Lien Refunding Electric Revenue Bonds, 1996	6.500%	12/01/2014	A		2,000,000	2,405,700
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt) (c)	4.000%	12/01/2021	A+		1,955,000	1,945,772
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	Baa1	(d)	585,000	612,050
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	Baa1	(d)	295,000	310,971
Municipality of Anchorage, Alaska, 2007 General Obligation Refunding Bonds, Series B (Schools)	4.500%	09/01/2022	AA		1,000,000	1,050,640
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	Baa1	(d)	645,000	675,321
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	Baa1	(d)	1,110,000	1,173,115
Municipality of Anchorage, Alaska, 2005 General Obligation Bonds, Series F (General Purpose)	4.125%	09/01/2023	Aa3		1,000,000	1,012,460
Matanuska Susitna Borough, Alaska General Obligation Unlimited Bonds	5.500%	07/01/2025	Aa3		1,190,000	1,326,814
Alaska Housing Finance Corp. Home Mortgage Revenue Bonds 2008 Series B	5.250%	12/01/2029	Aa2		3,000,000	3,068,760

						13,581,603

Arizona (2.12%)
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.000%	07/01/2010	A+		2,500,000	2,596,775
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2002 Series C	5.000%	01/01/2015	AA		900,000	983,862
Maricopa County, Arizona, Cave Creek Unified School District No. 93, School Improvement Bonds, Project of 2000, Series C (2006)	4.250%	07/01/2015	Aa3		525,000	575,699
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	4.000%	07/01/2019	Aa3		500,000	509,970
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2021	Aa3		500,000	536,150
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa3		2,500,000	2,602,525
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2023	Aa3		1,000,000	1,060,900
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2008 Series A	5.000%	01/01/2024	AA		1,500,000	1,647,120
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2024	Aa3		1,000,000	1,053,640

						11,566,641

Arkansas (3.17%)
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002	5.000%	08/01/2013	Aa2		5,000,000	5,507,150
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002	5.000%	08/01/2014	Aa2		2,000,000	2,191,240
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds	4.000%	06/01/2015	A1		960,000	967,507
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.250%	06/01/2015	A1		1,020,000	1,020,857
Van Buren Arkansas, School District No. 42, Refunded and Construction	4.500%	04/01/2017	Aa3		1,295,000	1,295,233
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.375%	06/01/2017	A1		1,110,000	1,110,788
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.500%	06/01/2018	A1		1,155,000	1,155,554
City of Little Rock, Arkansas, Sewer Construction Revenue Bonds, Series 2007A	4.500%	06/01/2021	Aa3		1,320,000	1,378,014
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.125%	10/01/2022	A1		100,000	109,382

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arkansas (Cont.)
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.250%	10/01/2024	A1		$335,000	$366,651
City of Fort Smith, Arkansas, Water and Sewer Refunding and Construction Revenue Bonds, Series 2008	5.250%	10/01/2028	Aa3		1,500,000	1,619,685
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.500%	10/01/2030	A1		500,000	545,960

						17,268,021

California (6.37%)
State of California, Various Purpose, General Obligation Bonds (Prerefunded 02-01-2012 @ 100) (e)	5.000%	02/01/2014	Aaa		2,200,000	2,410,518
Calleguas-Las Virgines, Public Financing Authority Revenue Bonds, Series A (Calleguas Municipal Water District Project) (Prerefunded to 07-01-2013 @ 100) (e)	5.000%	07/01/2015	AAA		1,000,000	1,144,790
Golden West Schools Financing Authority, 2005 General Obligation Revenue Bonds	5.000%	08/01/2015	Aa2		1,515,000	1,732,645
State of California, Various Purpose General Obligation Bonds	5.250%	11/01/2015	Baa1	(f)	3,000,000	3,238,080
State of California, Various Purpose General Obligation Bonds	5.000%	02/01/2017	Baa1	(f)	3,250,000	3,376,328
San Diego Community College District, San Diego County, California, General Obligation Bonds, Election of 2002, Series 2003	5.000%	05/01/2017	Aa2		1,355,000	1,469,701
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	A1		5,000,000	5,160,700
Chino Valley Unified School District, (County of San Bernadino, California) General Obligation Bonds, 2002 Election, Series B	5.000%	08/01/2017	Aa3		1,560,000	1,670,152
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.500%	05/01/2021	AA		740,000	745,128
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.625%	05/01/2022	AA		770,000	778,262
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series A (Santa Barbara Elementary School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2022	Aa3		1,160,000	1,207,537
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	Aa1		2,900,000	3,008,286
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2023	AA		810,000	821,753
Kern High School District (Kern County, California), General Obligation Bonds, 2004 Election, Series C	4.750%	08/01/2023	A+		1,685,000	1,689,870
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series B (Santa Barbara High School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2023	Aa3		1,435,000	1,472,927
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2024	AA		845,000	852,554
Carmel Unified School District (Monterey County, California), General Obligation Bonds, Election of 2005, Series 2008	4.750%	08/01/2025	AAA		575,000	610,167
Santa Barbara Community College District, (Santa Barbara County, California), General Obligation Bonds, Election of 2008, Series A	5.250%	08/01/2026	Aa2		1,555,000	1,698,402
Santa Clara Unified School District (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	4.875%	07/01/2027	AA		1,000,000	1,017,690
Placentia-Yorba Linda Unified School District, (Orange County, California), General Obligation Bonds, 2002 Election, Series C	5.000%	08/01/2029	Aa3		600,000	605,850

						34,711,340

Colorado (3.22%)
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 1999 (Escrowed to maturity) (e)	5.500%	12/15/2009	Aa2		500,000	500,870
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A	5.250%	12/15/2013	Aa3		1,750,000	1,898,208
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A (Prerefunded to 12-15-2011 @ 100) (e)	5.250%	12/15/2013	AAA		1,080,000	1,179,954
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (e)	5.500%	12/01/2014	Aa3		885,000	969,730

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Colorado (Cont.)
Weld County School District 6, Weld County, Colorado, General Obligation Bonds, Series 2002 (Prerefunded to 12-01-2011 @ 100) (e)	5.250%	12/01/2014	Aa3		$1,365,000	$1,487,509
City of Colorado Springs, Colorado, Utilities System, Subordinate Lien Improvement Revenue Bonds, Series 2005B.	4.750%	11/15/2015	Aa2		510,000	590,162
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (e)	5.500%	12/01/2015	Aa3		1,170,000	1,282,016
Highlands Ranch Metropolitan District No. 2, (Douglas County, Colorado) General Obligation Refunding Bonds, Series 2005	4.500%	06/15/2017	AA+		1,705,000	1,834,478
Boulder Valley School District No. RE-2, Boulder and Gilpin Counties, Colorado, General Obligation Bonds, Series 1999	4.750%	12/01/2018	Aa3		2,000,000	2,000,000
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2019	Aa2		600,000	654,426
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2025	Aa3		1,500,000	1,547,205
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2026	Aa3		1,465,000	1,504,702
City of Aurora, Colorado, First-Lien Water Improvement Revenue Bonds, Series 2007A	5.000%	08/01/2032	Aa3		2,000,000	2,079,840

						17,529,100

Connecticut (2.15%)
State of Connecticut, General Obligation Bonds (Prerefunded to 11-15-2011 @ 100) (e)	5.125%	11/15/2016	Aa3		5,000,000	5,396,250
The University of Connecticut, General Obligation Bonds, Series A 2004	5.000%	01/15/2018	Aa3		600,000	650,244
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2020	Aa3		525,000	563,677
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2021	Aa3		500,000	530,330
State of Connecticut, General Obligation Refunding Bonds, 2006 Series E	4.500%	12/15/2021	Aa3		1,900,000	2,049,473
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2023	AA+		620,000	632,443
State of Connecticut Health and Education Facilities Authority Revenue Bonds, Yale University Issue Series T-1	4.700%	07/01/2029	Aaa		1,800,000	1,897,254

						11,719,671

Delaware (0.22%)
State of Delaware, General Obligation Bonds, Series 2007A	4.250%	05/01/2021	Aaa		1,125,000	1,186,099

Florida (4.85%)
State of Florida, State Board of Education, Public Education Capital Outlay, Refunding Bonds, 1999 Series B	5.500%	06/01/2016	Aa1		4,910,000	5,237,350
JEA St. Johns River Power Park System, Refunding Revenue Bonds, Issue Two Series Seventeen	5.000%	10/01/2018	AA-		4,000,000	4,228,280
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aa3		2,025,000	2,121,390
City of Pompano Beach, Florida, Water and Sewer Refunding Revenue Bonds Series 2006B	4.500%	07/01/2020	Baa1	(g)	1,220,000	1,166,954
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	5.000%	10/01/2020	Aa3		1,390,000	1,524,469
State of Florida, State Board of Education, Public Education Capital Outlay Bonds 2004 Series D	4.375%	06/01/2021	Aa1		1,000,000	1,050,510
Orlando Utilities Commission, Utility System Revenue Refunding Bonds, Series 2006	4.750%	10/01/2021	AA		1,000,000	1,071,520
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	4.000%	10/01/2021	Aa3		1,455,000	1,448,147
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.375%	06/01/2022	Baa1	(g)	1,500,000	1,480,815
JEA Florida, Electric System Revenue Bonds, Series Three 2009A	5.000%	10/01/2022	AA-		1,820,000	1,886,448
City of Hollywood, Florida, General Obligation Bonds, Series 2005	5.000%	06/01/2024	A1		3,000,000	3,095,850
City of West Palm Beach, Florida, Utility System Revenue Refunding Bonds, Series 2008A	5.000%	10/01/2026	Aa3		2,000,000	2,098,820

						26,410,553

Georgia (3.86%)
State of Georgia, General Obligation Bonds, Series 1995C	5.700%	07/01/2011	Aaa		2,000,000	2,162,240
State of Georgia, General Obligation Bonds, Series 1995B	5.750%	03/01/2012	Aaa		2,950,000	3,282,553
State of Georgia, General Obligation Bonds, Series 1995B (Escrowed to maturity) (e)	5.750%	03/01/2012	Aaa		50,000	55,708
State of Georgia, General Obligation Bonds, Series 1997A	6.250%	04/01/2012	Aaa		3,000,000	3,382,230

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Georgia (Cont.)
State of Georgia, General Obligation Bonds, Series B (Prerefunded to 05-01-2012 @ 100) (e)	5.125%	05/01/2014	Aaa		$4,100,000	$4,527,794
Fayette County, Georgia, Water Revenue Bond, Series 2009	5.000%	10/01/2021	Aa3		1,790,000	1,994,239
Fayette County, Georgia, Water Revenue Bond, Series 2009	4.375%	10/01/2024	Aa3		750,000	783,180
Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008	5.625%	01/01/2028	Aa3		1,000,000	1,129,960
Forsyth County, Georgia, General Obligation Bonds, Series 2008A	5.000%	03/01/2028	Aa1		1,000,000	1,092,750
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	A2		2,300,000	2,619,263

						21,029,917

Hawaii (1.44%)
State of Hawaii, General Obligation Bonds of 1992, Series BW	6.375%	03/01/2011	Aa2		2,945,000	3,157,806
State of Hawaii, General Obligation Bonds of 1992, Series BW (Escrowed to maturity) (e)	6.375%	03/01/2011	Aa2		55,000	59,089
City and County of Honolulu, General Obligation Bonds, Series 2005F	5.000%	07/01/2026	Aa2		2,140,000	2,286,783
State of Hawaii Highway Revenue Bonds Series 2008	5.750%	01/01/2027	Aa3		2,000,000	2,328,720

						7,832,398

Idaho (0.54%)
Nampa School District No. 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.750%	08/15/2018	A		1,690,000	1,835,374
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.625%	08/01/2022	Aa2		1,000,000	1,080,570

						2,915,944

Illinois (2.52%)
School District Number 112 (North Shore), Lake County, Illinois, Refunding School Bonds, Series 2002	5.750%	12/01/2012	Aa1		2,150,000	2,452,591
State of Illinois, General Obligation Bonds, Illinois, First Series of April 2001	5.375%	04/01/2013	A1		2,000,000	2,241,600
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2015	Aa3		1,045,000	1,153,847
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2016	Aa3		1,100,000	1,202,696
Community Unit School District No. 5, McLean and Woodford Counties, Illinois, General Obligation Refunding School Bonds, Series 2005	4.000%	12/01/2016	Aa3		900,000	919,368
Community Unit School District Number 200-U Will County, Illinois	5.000%	11/01/2019	A3		1,650,000	1,757,481
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2020	A1		1,360,000	1,420,629
County of Lake, Illinois, Water and Sewer System Revenue Refunding Bonds Series B of 2006	4.375%	12/01/2020	Aa2		1,465,000	1,527,292
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2024	A1		1,000,000	1,031,590

						13,707,094

Indiana (1.38%)
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	07/10/2016	Baa1	(h)	2,635,000	2,902,611
Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005A	5.000%	07/15/2018	Aa3		1,665,000	1,807,191
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2022	Aa3		500,000	553,995
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2023	Aa3		1,060,000	1,169,339
The Trustees of Ivy Tech Community College of Indiana, Ivy Tech Community College Student Fee Bonds, Series K	5.000%	07/01/2024	Aa3		1,000,000	1,060,270

						7,493,406

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Iowa (2.54%)
City of Des Moines, Iowa, General Obligation Bonds, Series 2007C Urban Renewal	4.000%	06/01/2015	Aa2		$990,000	$1,104,008
Board of Regents, State of Iowa, Utility System Revenue Bonds, Series S.U.I. 2006	4.000%	11/01/2015	Aa2		975,000	1,078,603
Black Hawk County, Iowa, General Obligation Bonds, Series 2008B	4.600%	06/01/2018	A1		520,000	549,697
City of West Des Moines, Iowa, General Obligation Bonds, Series 2004A	5.000%	06/01/2018	Aa1		850,000	940,185
Clear Creek Amana Community School District, Iowa, General Obligation School Bonds	4.625%	06/01/2019	A3		1,200,000	1,239,540
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2025	Aa2		1,775,000	1,887,979
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2026	Aa2		1,750,000	1,850,852
Ankeny Community School District Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2027	Aa3		2,000,000	2,082,380
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.750%	07/01/2027	Aa2		1,950,000	2,066,883
Waukee Community School District, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2028	Aa3		1,000,000	1,050,120

						13,850,247

Kansas (5.14%)
Unified School District No. 383, Riley County, Kansas, (Manhattan-Ogden) General Obligation Refunding Bonds, Series 2001 (Prerefunded to 11/01/2011 @ 100) (e)	5.000%	11/01/2014	Aa3		2,790,000	2,973,247
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds	5.500%	05/01/2015	Aaa		2,000,000	2,377,600
City of Overland Park, Kansas Internal Improvement Bonds, Series 2006A	4.250%	09/01/2016	Aaa		1,220,000	1,327,458
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 1999	4.000%	10/01/2017	A		1,300,000	1,304,511
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series A	5.000%	12/01/2017	A2		670,000	720,350
Unified School District No. 263, Sedgwick County, Kansas (Mulvane) General Obligation School Building Bonds, Series 2004	5.000%	09/01/2018	A3		1,000,000	1,100,330
Unified School District No. 265, Sedgwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005	5.000%	10/01/2018	Aa3		910,000	991,363
City of Wichita, Kansas, General Obligation Bonds, Series 790	4.375%	09/01/2019	Aa2		980,000	1,037,369
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.500%	09/01/2022	Aaa		1,000,000	1,075,000
City of Lawrence, Kansas, Water and Sewage System, Improvement Revenue Bonds, Series 2007	4.500%	11/01/2022	Aa3		890,000	932,818
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.500%	09/01/2023	Aaa		1,615,000	1,729,310
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.625%	09/01/2024	Aaa		1,895,000	2,033,108
City of Wichita, Kansas, Water and Sewer Utility, Revenue Bonds, Series 2009A	5.000%	10/01/2024	AA-		2,000,000	2,167,860
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.500%	09/01/2025	Aaa		1,115,000	1,184,487
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2005C	5.000%	10/01/2025	AA-		1,240,000	1,318,988
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2026	Aaa		2,220,000	2,385,812
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A	5.600%	08/15/2029	Aa3		1,550,000	1,628,957
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A	5.600%	08/15/2030	Aa3		1,630,000	1,707,344

						27,995,912

Kentucky (0.85%)
Sanitation District No. 1, Sanitation District Revenue Bonds, Series 2006, Campbell, Kenton and Boone Counties, Kentucky	4.300%	08/01/2017	Aa3		1,275,000	1,371,173
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.500%	11/01/2020	Aa2		1,565,000	1,648,493
Louisville and Jefferson County Metropolitan Sewer District, (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 2007A	5.000%	05/15/2024	Aa3		1,500,000	1,620,345

						4,640,011

Louisiana (1.54%)
State of Louisiana, General Obligation Bonds, Series 2003 A	5.000%	05/01/2018	A1		4,000,000	4,360,520
City of Shreveport, State of Louisiana, General Obligation Refunding Bonds, Series 2005A	5.000%	05/01/2019	Baa1	(i)	1,340,000	1,433,492
Caddo Parish, Louisiana, General Obligation Bonds Series 2007	4.500%	02/01/2020	Aa3		405,000	424,424

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Louisiana (Cont.)
State of Louisiana, General Obligation Match Bonds, Series 2006-B	5.000%	07/15/2025	A1	$2,000,000	$2,153,720

					8,372,156

Maine (1.12%)
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2020	Aa1	100,000	109,093
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2021	Aa1	3,515,000	3,796,341
Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004	5.250%	07/01/2030	Aa3	2,100,000	2,174,970

					6,080,404

Maryland (1.52%)
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2002, Second Series	5.500%	08/01/2014	Aaa	430,000	509,915
Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,050,000	1,149,320
Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005	4.000%	10/01/2017	Aa1	455,000	493,589
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2019	Aaa	2,000,000	2,233,420
University System of Maryland, Auxiliary Facility and Tuition Revenue Bonds, 2008 Series A	4.625%	04/01/2026	Aa2	2,140,000	2,268,058
The City of Frederick, Maryland, General Obligation Bonds and Notes, Public Improvements Bonds, Tax-Exempt Series 2009A	5.000%	03/01/2027	Aa3	1,500,000	1,641,570

					8,295,872

Massachusetts (1.28%)
Town of Westborough Massachusetts, General Obligation Bonds, (Unlimited Tax)	5.000%	11/15/2016	Aa3	1,135,000	1,261,870
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (e)	5.250%	08/01/2017	Aa2	5,000,000	5,717,300

					6,979,170

Michigan (0.39%)
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2022	Aa2	2,000,000	2,125,640

Minnesota (0.31%)
Anoka Hennepin Independent School District 11, Coon Rapids, Minnesota, General Obligation, Alternative Facility Bonds, Series 2004A	4.000%	02/01/2017	Aa2	615,000	635,719
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,079,630

					1,715,349

Mississippi (2.39%)
State of Mississippi, General Obligation Refunding Bonds, Series 2001	5.500%	09/01/2013	Aa3	2,000,000	2,306,780
State of Mississippi, General Obligation Refunding Bonds, Series 2002A	5.500%	12/01/2015	Aa3	2,000,000	2,371,220
DeSoto County School District, DeSoto County, Mississippi, General Obligation Bonds, Series 2005	4.000%	05/01/2018	Aa3	1,585,000	1,625,576
City of Jackson, Mississippi, Water and Sewer System Revenue Refunding Bonds, Series 2005	4.500%	09/01/2018	Aa3	1,000,000	1,067,680
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.375%	08/01/2019	Aa3	475,000	503,025
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.375%	08/01/2019	Aa3	525,000	555,975
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.500%	08/01/2020	Aa3	500,000	530,560
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.500%	08/01/2020	Aa3	400,000	424,448
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2025	Aa3	2,290,000	2,519,527

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Mississippi (Cont.)
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2026	Aa3	$1,000,000	$1,094,290

					12,999,081

Missouri (3.45%)
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2001 (Prerefunded to 02-01-2012 @ 100) (e)	5.125%	02/01/2016	Aaa	1,825,000	2,001,204
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation Refunding Bonds, Series 2005	4.500%	03/01/2019	Aa1	1,850,000	1,989,249
State Environmental Improvement and Energy, Resources Authority (State of Missouri), Water Pollution Control and Drinking Water Revenue Bonds, (State Revolving Funds Programs), Series 2007A	4.500%	01/01/2021	Aaa	1,060,000	1,158,771
Health and Education Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds (The Washington University), Series 2007B	4.200%	01/15/2021	Aaa	530,000	560,364
City of Ladue School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2023	AAA	1,455,000	1,628,072
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA	3,000,000	3,213,000
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation School Building Bonds, Series 2008	4.750%	03/01/2027	Aa2	5,750,000	6,083,097
Platte County R-III School District of Platte County, Missouri, General Obligation School Building Bonds, Series 2008	5.000%	03/01/2028	AA	2,000,000	2,150,800

					18,784,557

Montana (0.10%)
State of Montana, General Obligation Bonds, (Water Pollution Control State Revolving Fund Program), Series 2005G	4.750%	07/15/2018	Aa2	490,000	540,401

Nebraska (3.53%)
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 1992 Series B (Escrowed to maturity) (e)	6.150%	02/01/2012	Aa2	4,505,000	4,766,876
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 2002, Series B	5.000%	02/01/2013	AA	2,500,000	2,764,900
Nebraska Public Power District Revenue Series A	5.000%	01/01/2017	A	3,000,000	3,214,680
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005	4.500%	11/15/2018	Aa1	2,140,000	2,343,000
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005	4.500%	11/15/2019	Aa1	2,140,000	2,319,760
City of Omaha, Nebraska, Sanitary Sewerage System Revenue Bonds, Series of 2006	4.250%	11/15/2020	Aa3	1,565,000	1,631,919
Douglas County School District 0010 in the State of Nebraska, (Elkhorn Public Schools), General Obligation Bonds, Series 2008	4.625%	07/15/2024	Aa3	2,120,000	2,163,672

					19,204,807

New Hampshire (1.20%)
City of Concord, New Hampshire, General Obligations Bonds	4.750%	07/15/2016	Aa2	515,000	577,361
City of Manchester, New Hampshire, (Manchester Water Works) Water Revenue Bonds, Series 2003	5.000%	12/01/2017	Aa2	2,620,000	2,866,359
State of New Hampshire, General Obligation Refunding Bonds, 2006 Series A	4.250%	10/15/2020	Aa2	1,405,000	1,502,409
New Hampshire Municipal Bond Bank Series B Bonds	4.750%	08/15/2023	Aa3	1,500,000	1,602,540

					6,548,669

New Jersey (1.97%)
State of New Jersey, General Obligation Bonds, Various Purpose	5.250%	08/01/2014	Aa3	7,000,000	8,122,520
Borough of Fort Lee, New Jersey, General Obligation Bonds, Series 2005	4.000%	07/15/2018	A1	1,230,000	1,291,303
The Board of Education, of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds, Series 2007 AA	4.500%	08/01/2022	Aa2	1,240,000	1,312,391

					10,726,214

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Mexico (0.91%)
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005	5.000%	05/15/2022	AA-	$1,365,000	$1,449,753
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005	5.000%	05/15/2023	AA-	1,320,000	1,396,626
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds Series 2008B	4.500%	08/01/2023	Aa2	2,000,000	2,100,840

					4,947,219

New York (2.23%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2	2,000,000	2,140,820
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2005 Series B	4.000%	06/15/2017	Aa3	1,000,000	1,056,380
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2019	AA	2,000,000	2,224,760
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2009	3.000%	04/15/2020	AA	1,225,000	1,196,090
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2020	Aa3	695,000	728,694
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2021	Aa3	625,000	650,137
County of Suffolk, New York, Public Improvement Serial Bonds-2009 Series C	4.000%	10/15/2021	Aa3	3,000,000	3,086,250
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2029	Aa3	1,000,000	1,037,180

					12,120,311

North Carolina (0.97%)
North Carolina, Orange Water and Sewer Authority, Water and Sewer System Revenue Bonds, Series 2006	4.375%	07/01/2019	Aa2	855,000	920,980
City of Fayetteville, North Carolina, Public Works Commission, Revenue Bonds, Series 2009B	5.000%	03/01/2022	Aa3	1,000,000	1,120,900
County of Pender, North Carolina, General Obligation School Bonds, Series 2007	4.375%	03/01/2022	A	545,000	565,705
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,000,000	1,023,830
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2024	Aa3	1,555,000	1,639,623

					5,271,038

North Dakota (0.64%)
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2016	Aaa	1,915,000	2,132,372
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2017	Aaa	1,225,000	1,353,539

					3,485,911

Ohio (2.71%)
Hilliard City School District, Ohio, General Obligation (Unlimited Tax) School Improvement Bonds, Series 2000	5.300%	12/01/2010	Aa2	2,000,000	2,099,220
Lakota Local School District, County of Butler, Ohio, General Obligation Unlimited Tax, School Improvement and Refunding Bonds, Series 2001	5.250%	12/01/2013	Aa2	1,375,000	1,455,121
Lakota Local School District, County of Butler, Ohio, General Obligation Unlimited Tax, School Improvement and Refunding Bonds, Series 2001 (Prerefunded to 06-01-2011) (e)	5.250%	12/01/2013	NR	1,405,000	1,504,460
Mason City School District, Counties of Warren and Butler, Ohio, School Improvement Unlimited Tax General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (e)	5.000%	12/01/2013	Aa1	1,150,000	1,248,727
Ohio State University (A State University of Ohio) General Receipts Bonds, Series 2002 A	5.250%	12/01/2016	Aa2	5,095,000	5,603,634
Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2020	Aaa	1,580,000	1,678,213

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	Aa3		$1,000,000	$1,152,060

						14,741,435

Oklahoma (1.30%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 1999	5.250%	12/01/2009	Aa2		1,680,000	1,680,000
Oklahoma Water Resources Board, State Loan Program Revenue Bonds, Refunding Series 2006B	5.000%	10/01/2020	AAA		1,230,000	1,369,568
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.625%	05/01/2025	Aa2		1,485,000	1,573,551
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, (Homeownership Loan Program), 2003 Series B-1 (AMT)	4.875%	09/01/2033	Aaa		2,470,000	2,458,490

						7,081,609

Oregon (3.84%)
Deschutes County, Oregon, Administrative School District Number 1 (Bend-La Pine) General Obligation Bonds, Series 2001A (Prerefunded to 06-15-2011 @ 100) (e)	5.500%	06/15/2014	Aa2		3,500,000	3,761,905
Gresham-Barlow School District 10, Multnomah and Clackamas Counties, Oregon, General Obligation Bonds, Series 2001 (Prerefunded to 06-15-2011 @ 100) (e)	5.500%	06/15/2014	Aa3		1,680,000	1,807,075
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (e)	5.250%	06/15/2015	AAA		3,540,000	3,934,285
Reynolds School District 7, Multnomah County, Oregon, General Obligation Refunding Bonds Series 2000	5.000%	06/15/2015	Aa2		2,135,000	2,473,760
City of Hillsboro, Oregon, Full Faith and Credit Bonds, Series 2004	4.750%	06/01/2018	A1		500,000	535,665
Oregon City School District No. 62, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2004	5.000%	06/15/2018	Aa2		1,625,000	1,770,405
State of Oregon Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program) 2007 Series C	4.625%	07/01/2020	Aa2		570,000	586,040
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2025	Aa2		745,000	860,840
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2026	Aa2		670,000	768,282
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2027	Aa2		750,000	857,632
Tualatin Hills Park & Recreation District, Washington County, Oregon, General Obligation Bonds, Series 2009	4.625%	06/01/2028	Aa2		1,335,000	1,395,008
Portland Community College District, Multnomah, Washington, Yamhill, Clackamas and Columbia Counties, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	Aa2		2,000,000	2,170,420

						20,921,317

Pennsylvania (1.48%)
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2016	Baa1	(j)	1,070,000	1,139,133
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2017	Baa1	(j)	1,010,000	1,063,611
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2017	NR		1,030,000	1,101,049
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.750%	05/15/2018	Baa1	(j)	1,160,000	1,222,675
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2018	NR		1,000,000	1,058,780
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds Series of 2006	4.375%	11/15/2021	Aaa		2,300,000	2,464,220

						8,049,468

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Rhode Island (0.20%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2023	Aa3		$1,000,000	$1,065,320

South Carolina (1.40%)
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds Series 1999	5.500%	02/01/2010	Aa2		2,675,000	2,697,497
School District Number 1 of Richland County, South Carolina, General Obligation Bonds, Series 1999	5.500%	03/01/2010	AA		1,800,000	1,823,112
Lugoff-Elgin Water Authority (South Carolina) Waterworks System Revenue Bonds, Series 2007	5.000%	07/01/2022	A3		1,000,000	1,049,440
Berkeley County, South Carolina, Water and Sewer System Refunding Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3		800,000	843,440
University of South Carolina, Higher Education Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3		1,130,000	1,203,936

						7,617,425

South Dakota (0.26%)
Harrisburg School District No. 41-2 Lincoln County, South Dakota, General Obligation Bonds, Series 2007	4.500%	01/15/2022	Aa3		1,370,000	1,390,194

Tennessee (3.56%)
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2012	Aaa		2,335,000	2,556,521
Nashville & Davidson County, Tennessee, General Obligation Multi-Purpose Refunding Bonds, Series 2002	5.000%	11/15/2013	Aa2		3,870,000	4,055,837
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2014	Aaa		2,705,000	3,070,040
City of Knoxville, Tennessee, Gas System Revenue Refunding and Improvement Bonds, Series K-2004	4.750%	03/01/2018	Aa3		2,115,000	2,192,324
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2021	Aa3		1,050,000	1,087,747
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B	4.750%	05/01/2023	Aa2		2,000,000	2,146,060
State of Tennessee, General Obligation Bonds, 2007 Series A	4.400%	10/01/2023	Aa1		1,050,000	1,102,206
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2025	AA+		1,000,000	1,068,840
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	A2		2,000,000	2,088,300

						19,367,875

Texas (3.83%)
Fort Worth Independent School District (Tarrant County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.500%	02/15/2010	Aaa		3,000,000	3,031,530
City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New Series 2000A (Prerefunded to 02-01-2010 @ 100) (e)	5.750%	02/01/2012	Aa1		1,200,000	1,210,464
McKinney Independent School District (Collin County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.125%	02/15/2012	Aaa		2,115,000	2,134,120
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2006A	5.000%	02/15/2020	AAA		1,535,000	1,699,199
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2021	Aaa		490,000	530,606
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2022	Aaa		470,000	506,463
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2022	Baa1	(d)	375,000	408,435
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2023	Baa1	(d)	395,000	428,010
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A (c)	5.000%	11/15/2025	Aa3		2,000,000	2,155,980

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Texas (Cont.)
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008	4.625%	02/15/2026	Aaa	$1,165,000	$1,222,889
City of Austin, Texas (Travis and Williamson Counties), Electric Utility System Revenue Refunding Bonds, Series 2008A	5.250%	11/15/2026	A1	3,000,000	3,239,880
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	A1	1,000,000	1,095,250
Parker County, Texas, Unlimited Tax Road Bonds, Series 2009	5.000%	02/15/2027	AAA	1,000,000	1,068,340
New Braunfels Independent School District (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2028	AA-	1,000,000	1,047,090
Conroe Independent School District, (A political subdivision of the State of Texas located within Montgomery County, Texas) Unlimited Tax School Building Bonds, Series 2009A	5.250%	02/15/2028	Aa3	1,000,000	1,085,140

					20,863,396

Utah (0.85%)
Davis County School District Board of Education, Davis County, Utah, General Obligation School Building Bonds (Utah School Bond Guaranty Program), Series 2007	4.750%	06/01/2022	Aaa	2,375,000	2,582,266
Ogden City, Utah, Sewer and Water Revenue Bonds, Series 2008	5.000%	06/15/2029	Aa3	1,970,000	2,060,443

					4,642,709

Virginia (2.42%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2001A	5.000%	08/01/2014	Aa1	2,000,000	2,167,120
Rivanna Water and Sewer Authority, Regional Water and Sewer System Revenue and Refunding Bonds, Series 2005B	4.500%	10/01/2019	Aa3	1,020,000	1,078,273
County of Chesterfield, Virginia, Water and Sewer Revenue Bonds, Series 2007	4.250%	11/01/2020	Aaa	2,540,000	2,745,334
Henrico County, Virginia, General Obligation Public Improvement Bonds, Series 2006	4.125%	12/01/2020	Aaa	2,100,000	2,242,590
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Refunding Series 2009 C	4.000%	08/01/2021	Aa1	1,500,000	1,574,790
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2004A	4.750%	08/01/2026	Aa1	1,000,000	1,045,840
Virginia Public School Authority, Special Obligation School Financing Bonds, Fluvanna County, Series 2008	6.250%	12/01/2026	A1	2,000,000	2,342,080

					13,196,027

Washington (4.90%)
Lakewood School District No. 306, Snohomish County, Washington, Unlimited Tax General Obligation Bonds, 2000	5.550%	12/01/2010	Aa1	2,035,000	2,141,207
State of Washington, General Obligation Bonds, Series 1993A	5.750%	10/01/2012	Aa1	2,820,000	3,018,105
State of Washington, General Obligation Bonds, Series 1993A (Escrowed to Maturity) (e)	5.750%	10/01/2012	AA+	40,000	43,388
Seattle, Washington, Water System Revenue 1998	5.000%	10/01/2013	Aa2	2,495,000	2,521,472
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2017	Aa2	705,000	764,340
Tukwila School District No. 406, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2004	5.000%	12/01/2017	Aa1	1,000,000	1,104,820
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2018	Aa2	740,000	795,900
Public Utility District No. 1 of Franklin County, Washington, Electric Revenue and Refunding Bonds, Series 2007	4.750%	09/01/2022	A2	1,000,000	1,037,990
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2009	4.625%	12/01/2024	Aa1	4,000,000	4,164,120
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2025	A1	565,000	606,092
The City of Seattle, Washington, Municipal Light and Power Improvement and Refunding Revenue Bonds, 2008	6.000%	04/01/2025	AA-	1,325,000	1,547,520
Bellevue School District No 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2025	Aa1	1,000,000	1,067,670
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	Aa1	2,000,000	2,190,980

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (Cont.)
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2026	A1	$500,000	$533,370
The City of Seattle, Washington, Drainage and Wastewater Revenue Bonds, 2004	4.750%	09/01/2028	Aa2	3,500,000	3,548,720
State of Washington, Various Purpose General Obligation Bonds, Series 2009A	5.000%	07/01/2031	Aa1	1,500,000	1,571,325

					26,657,019

West Virginia (0.48%)
West Virginia University Board of Governors, University Revenue Improvement Bonds, West Virginia University Projections, 2004 Series C	5.000%	10/01/2024	A1	2,500,000	2,624,300

Wisconsin (2.17%)
State of Wisconsin, General Obligation Refunding Bonds of 1993, Series 2	5.125%	11/01/2010	Aa3	2,500,000	2,608,725
City of Madison, Wisconsin, General Obligation Promissory Notes, Series 2005-A	4.000%	10/01/2015	Aaa	630,000	640,174
City of Appleton, Outagamie, Winnebago, and Calumet Counties, Wisconsin, Water System Revenue Refunding Bonds, Series 2001 (Prerefunded to 01-01-2012 @ 100) (e)	5.375%	01/01/2016	NR	1,985,000	2,177,386
City of Sturgeon Bay, Door County, Wisconsin, General Obligation Refunding Bonds	4.750%	10/01/2021	Aa3	545,000	564,565
School District of New Richmond, St. Croix County, Wisconsin, General Obligation Refunding Bonds	4.750%	04/01/2022	A1	1,000,000	1,052,370
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	Aa3	800,000	868,392
State of Wisconsin, General Obligation Bonds of 2007, Series B	4.750%	05/01/2023	Aa3	2,335,000	2,464,709
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	Aa3	300,000	323,985
State of Wisconsin, General Obligation Bonds of 2008, Series D	6.000%	05/01/2029	Aa3	1,000,000	1,142,380

					11,842,686

Wyoming (0.33%)
City of Cheyenne, Wyoming, Refunding Revenue Water Bonds, Series 2007	5.000%	12/01/2024	AA	1,700,000	1,816,892

Total Long-term Municipal Bonds
(cost $505,354,014)					533,225,883

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2009

	Shares	Value
Short-term Investments (1.53%)
JPMorgan Tax Free Money Market Fund	8,303,707	$8,303,707

Total Short-term Investments
(cost $8,303,707)		8,303,707

TOTAL INVESTMENTS (99.45%)
(cost $513,657,721)		541,529,590
OTHER ASSETS, NET OF LIABILITIES (0.55%)		3,009,688

NET ASSETS (100.00%)		$544,539,278

(a)	Ratings are not audited and represent the lower of Moody’s or S&P ratings.

(b)	Long-term Municipal Bonds consisted of 9.41% Advanced Refund Bonds, 43.29% General Obligation Bonds and 47.3% Municipal Revenue Bonds.

(c)	Securities purchased on a “when-issued” basis.

(d)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at AA.

(e)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government Agency securities to ensure the timely payment of principal and interest.

(f)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s rated the underlying security at Baa1. S&P did not rate the underlying security.

(g)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Neither Moody’s nor S&P rated the underlying security.

(h)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at AA+.

(i)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at A+.

(j)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at A.

NR – Not Rated

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2009

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,427,776,438	793,100,070	331,240,677	513,657,721

Investments in securities at market value	$2,969,347,227	1,195,438,797	345,291,144	541,529,590
Receivable for:
Dividends and interest	9,741,478	6,799,747	2,819,073	7,354,029
Shares of the Fund sold	2,908,564	770,634	443,115	314,561
Prepaid expenses	21,720	9,610	3,583	4,968

Total assets	2,982,018,989	1,203,018,788	348,556,915	549,203,148

Liabilities and Net Assets
Distributions to shareholders	—	—	19,878	426,840
Payable for:
Shares of the Fund redeemed	548,083	154,068	144,064	56,150
Securities purchased	—	—	—	4,079,966
Due to affiliates	279,707	124,010	40,946	65,057
Accrued liabilities	111,016	55,846	28,457	35,857

Total liabilities	938,806	333,924	233,345	4,663,870

Net assets applicable to shares outstanding of common stock	$2,981,080,183	1,202,684,864	348,323,570	544,539,278

Fund shares outstanding (no par value, unlimited number of shares authorized)	60,558,520	23,054,505	33,781,243	62,589,188
Net asset value, offering price and redemption price per share	$49.23	52.17	10.31	8.70

Analysis of Net Assets
Paid-in-capital	$1,481,683,384	785,767,807	335,432,415	515,372,854
Accumulated net realized gain (loss)	(72,699,387)	(1,734,814)	(1,159,312)	1,294,555
Net unrealized appreciation (depreciation)	1,541,581,066	402,338,896	14,050,467	27,871,869
Undistributed net investment income (loss)	30,515,120	16,312,975	—	—

Net assets applicable to shares outstanding	$2,981,080,183	1,202,684,864	348,323,570	544,539,278

40	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

November 30, 2009

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$73,009,438	16,606,172	—	—
Interest	181,760	22,434,888	9,855,560	—
Tax-exempt interest	—	—	—	22,832,563

	73,191,198	39,041,060	9,855,560	22,832,563
Less: foreign withholding taxes	(577,781)	(189,086)	—	—

Total investment income	72,613,417	38,851,974	9,855,560	22,832,563
Expenses:
Investment advisory and management fees	2,708,023	1,222,840	421,653	591,065
Trustees’ fees and expenses	135,115	56,034	17,958	26,602
Reports to shareholders	148,623	64,837	24,144	15,775
Professional fees	103,139	52,727	32,423	42,620
Errors and omissions insurance	58,134	24,300	7,642	11,293
Custodian fees	35,076	9,024	235	4,676
ICI dues	39,605	15,311	3,627	5,697
Regulatory fees	37,536	32,009	33,603	30,914
Fidelity bond expense	8,126	3,350	1,077	1,588
Securities valuation fees	1,586	25,120	3,867	73,702

Total expenses	3,274,963	1,505,552	546,229	803,932

Net investment income	69,338,454	37,346,422	9,309,331	22,028,631
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(14,963,272)	(1,773,083)	—	1,294,555
Net realized gain (loss) on foreign currency transactions	131,276	40,681	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	435,230,096	130,121,452	173,385	31,941,415

Net realized and unrealized gain (loss) on investments	420,398,100	128,389,050	173,385	33,235,970

Net change in net assets resulting from operations	$489,736,554	165,735,472	9,482,716	55,264,601

See accompanying notes to financial statements.	41

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2009	2008
From operations:
Net investment income	$69,338,454	79,492,734
Net realized gain (loss)	(14,831,996)	(57,820,117)
Change in net unrealized appreciation or depreciation	435,230,096	(1,123,415,380)

Net change in net assets resulting from operations	489,736,554	(1,101,742,763)
Distributions to shareholders from and in excess of:
Net investment income	(74,462,134)	(79,202,497)
Net realized gain	—	(124,286,902)

Total distributions to shareholders	(74,462,134)	(203,489,399)
From Fund share transactions:
Proceeds from shares sold	211,306,627	243,228,293
Reinvestment of distributions	71,034,397	195,566,592

	282,341,024	438,794,885
Less payments for shares redeemed	(279,403,305)	(372,127,017)

Net increase (decrease) in net assets from Fund share transactions	2,937,719	66,667,868

Total increase (decrease) in net assets	418,212,139	(1,238,564,294)

Net assets:
Beginning of period	2,562,868,044	3,801,432,338

End of period*	$2,981,080,183	2,562,868,044

*Including undistributed net investment income (loss)	$30,515,120	35,507,524

Share Information
Sold	5,031,085	4,481,208
Issued in reinvestment of distributions	1,694,780	3,311,781
Redeemed	(6,799,726)	(7,037,876)

Net increase (decrease)	(73,861)	755,113

42	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2009	2008	2009	2008	2009	2008

37,346,422	42,207,720	9,309,331	8,484,660	22,028,631	20,815,295
(1,732,402)	(47,657)	—	—	1,294,555	1,196,406
130,121,452	(280,058,917)	173,385	9,669,629	31,941,415	(16,557,999)

165,735,472	(237,898,854)	9,482,716	18,154,289	55,264,601	5,453,702

(40,161,602)	(41,756,823)	(9,309,331)	(8,484,660)	(22,028,631)	(20,815,295)
(1,640)	(38,554,378)	—	—	(1,196,406)	(861,326)

(40,163,242)	(80,311,201)	(9,309,331)	(8,484,660)	(23,225,037)	(21,676,621)

113,522,613	121,440,141	143,620,020	187,437,176	44,767,820	47,758,452
38,353,918	77,183,578	8,993,614	8,244,624	18,077,412	16,700,203

151,876,531	198,623,719	152,613,634	195,681,800	62,845,232	64,458,655
(127,575,283)	(167,225,528)	(133,220,272)	(103,342,050)	(28,978,868)	(35,341,972)

24,301,248	31,398,191	19,393,362	92,339,750	33,866,364	29,116,683

149,873,478	(286,811,864)	19,566,747	102,009,379	65,905,928	12,893,764

1,052,811,386	1,339,623,250	328,756,823	226,747,444	478,633,350	465,739,586

1,202,684,864	1,052,811,386	348,323,570	328,756,823	544,539,278	478,633,350

16,312,975	19,125,743	—	—	—	—

2,406,536	2,236,018	13,980,778	18,561,015	5,219,685	5,702,705
822,880	1,366,133	876,204	819,794	2,113,724	2,006,241
(2,748,790)	(3,188,447)	(12,987,350)	(10,271,516)	(3,401,958)	(4,279,560)

480,626	413,704	1,869,632	9,109,293	3,931,451	3,429,386

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). Each Fund has its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in fixed income securities to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are valued pursuant to valuation procedures approved by the Trust’s Board of Trustees. Valuations under these procedures reflect the fair value of the investments.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities

•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Short sales are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are generally valued at the closing values of such securities on the respective exchange where each security is primarily traded. State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated. Such events might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC will determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets as of November 30, 2009:

	Investments in Securities

Fund	Level 1	Level 2	Level 3	Total
Growth Fund
Common Stocks (a)	$2,909,964,427	$—	$—	$2,909,964,427
Short-term Investments	59,382,800	—	—	59,382,800
Balanced Fund
Common Stocks (a)	663,091,513	152,040	—	663,243,553
Corporate Bonds	—	247,421,390	—	247,421,390
Foreign Government Bonds	—	2,792,315	—	2,792,315
Government Agencies	—	1,129,150	—	1,129,150
U.S. Treasury Obligations	—	189,065,306	—	189,065,306
Short-term Investments	91,787,083	—	—	91,787,083
Interim Fund
Corporate Bonds	—	86,412,074	—	86,412,074
U.S. Treasury Obligations	—	237,413,211	—	237,413,211
Short-term Investments	21,465,859	—	—	21,465,859
Municipal Bond Fund
Municipal Bonds	—	533,225,883	—	533,225,883
Short-term Investments	8,303,707	—	—	8,303,707

(a) Industry classification is disclosed in the Schedule of Investments.

The Funds did not hold any Level 3 securities or other financial instruments as of November 30, 2008 or for the year ended November 30, 2009.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2009, the Municipal Bond Fund had commitments of $4,101,752 (representing 0.75% of net assets) for when-issued securities.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2009, the Trust’s management completed a review of tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination.

As of November 30, 2009, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for each Fund were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,427,776,438	$1,631,028,494	$(89,457,705)	$1,541,570,789
Balanced Fund	793,071,468	420,474,259	(18,106,930)	402,367,329
Interim Fund	331,240,677	14,050,467	—	14,050,467
Municipal Bond Fund	513,657,721	28,066,882	(195,013)	27,871,869

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 18, 2009, the Growth Fund declared an ordinary income dividend of $0.55076 per share to shareholders of record on December 17, 2009 (reinvestment date December 18, 2009).

On December 18, 2009, the Balanced Fund declared an ordinary income dividend of $0.8016 per share to shareholders of record on December 17, 2009 (reinvestment date December 18, 2009).

On December 18, 2009, the Municipal Bond Fund declared a capital gain distribution of $0.02061 per share to shareholders of record on December 17, 2009 (reinvestment date December 18, 2009).

As of November 30, 2009, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year	Growth Fund	Balanced Fund	Interim Fund
2010	$—	$—	$399,032
2012	—	—	234,320
2013	—	—	375,020
2014	—	—	61,482
2015	—	—	89,458
2016	57,736,115	—	—
2017	14,963,272	1,734,814	—

Total:	$72,699,387	$1,734,814	1,159,312

The Interim Fund had a capital loss carryover of $1,179,218 that expired in 2009 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2009, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Undistributed ordinary income	$30,515,120	$16,284,373	$—	$46,017
Undistributed long-term gain	—	—	—	1,248,538
Accumulated capital and other losses	(72,699,387)	(1,734,814)	(1,159,312)	—
Unrealized appreciation (depreciation)	1,541,581,066	402,367,498	14,050,467	27,871,869

Total	$1,499,396,799	$416,917,057	$12,891,155	$29,166,424

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of fund distributions, expiring capital loss carryovers, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

For the year ended November 30, 2009, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed (Accumulated) Net Investment Income (Loss)
Growth Fund	$—	$(131,276)	$131,276
Balanced Fund	—	(2,412)	2,412
Interim Fund	(1,179,218)	1,179,218	—

The tax character of distributions for the Municipal Bond Fund (including distributions declared but not yet paid) was as follows for the years ended November 30, 2009 and November 30, 2008:

2009	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$22,028,631	$28,716	$1,167,690	$23,225,037

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the year ended November 30, 2009.

2008	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$20,804,010	$22,246	$850,365	$21,676,621

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the year ended November 30, 2008.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2009. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Subsequent events

The Trust’s management has evaluated all subsequent events through January 28, 2010, which is the date that the financial statements were issued.

3.	Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses exceed 0.40% of the Fund’s average net assets.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment transactions

Investment transactions (exclusive of short-term instruments) for the year ended November 30, 2009:

Growth Fund
Purchases	$28,438,217
Proceeds from sales	37,249,577
Balanced Fund
Purchases	13,466,414
Proceeds from sales	61,920,833
Interim Fund
Purchases	110,267,471
Proceeds from sales	34,000,000
Municipal Bond Fund
Purchases	75,418,208
Proceeds from sales	48,090,233

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$42.27	63.49	56.98	50.06	47.79
Income from Investment Operations
Net investment income (a)	1.14	1.29	1.20	1.10	0.94
Net gain (loss) on investments (both realized and unrealized)	7.05	(19.12)	6.48	6.83	2.37

Total from investment operations	8.19	(17.83)	7.68	7.93	3.31

Less Distributions
Net investment income	(1.23)	(1.31)	(1.17)	(1.01)	(1.04)
Net realized gain	—	(2.08)	—	—	—

Total distributions	(1.23)	(3.39)	(1.17)	(1.01)	(1.04)

Net asset value, end of period	$49.23	42.27	63.49	56.98	50.06

Total Return	19.92%	(29.57)%	13.65%	16.07%	7.04%
Ratios/Supplemental Data
Net assets, end of period (millions)	$2,981.1	2,562.9	3,801.4	3,447.9	3,071.1
Average net asset ratios
Expenses	0.13%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.71%	2.35%	2.00%	2.07%	1.93%
Portfolio turnover rate	1%	2%	4%	2%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

50	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$46.64	60.45	55.94	51.07	50.30
Income from Investment Operations
Net investment income (a)	1.64	1.83	1.76	1.66	1.53
Net gain (loss) on investments (both realized and unrealized)	5.67	(12.05)	4.52	4.78	0.82

Total from investment operations	7.31	(10.22)	6.28	6.44	2.35

Less Distributions
Net investment income	(1.78)	(1.85)	(1.72)	(1.57)	(1.58)
Net realized gain (b)	—	(1.74)	(0.05)	—	—

Total distributions	(1.78)	(3.59)	(1.77)	(1.57)	(1.58)

Net asset value, end of period	$52.17	46.64	60.45	55.94	51.07

Total Return	16.17%	(17.88)%	11.49%	12.91%	4.79	% (c)
Ratios/Supplemental Data
Net assets, end of period (millions)	$1,202.7	1,052.8	1,339.6	1,234.5	1,124.1
Average net asset ratios
Expenses	0.14%	0.13%	0.13%	0.13%	0.14%
Net investment income	3.48%	3.36%	3.06%	3.13%	3.04%
Portfolio turnover rate	1%	4%	9%	4%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions represent less than $0.01 per share for the year ended November 30, 2009.

(c)	Based upon net asset value of $50.30, as of November 30, 2004 (as calculated for financial reporting purposes, taking into account transactions that occurred on November 30, 2004). For shareholder subscriptions and redemptions on November 30, 2004, the net asset value was $50.31, which caused the total returns for the year ended November 30, 2005 to be equivalent to 4.76%.

See accompanying notes to financial statements.	51

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.30	9.94	9.64	9.59	9.81
Income from Investment Operations
Net investment income	0.28	0.33	0.37	0.35	0.35
Net gain (loss) on investments (both realized and unrealized)	0.01	0.36	0.30	0.05	(0.22)

Total from investment operations	0.29	0.69	0.67	0.40	0.13

Less Distributions
Net investment income	(0.28)	(0.33)	(0.37)	(0.35)	(0.35)

Total distributions	(0.28)	(0.33)	(0.37)	(0.35)	(0.35)

Net asset value, end of period	$10.31	10.30	9.94	9.64	9.59

Total Return	2.81%	7.09%	7.13%	4.30%	1.34%
Ratios/Supplemental Data
Net assets, end of period (millions)	$348.3	328.8	226.7	181.1	185.5
Average net asset ratios
Expenses	0.16%	0.17%	0.18%	0.19%	0.19%
Net investment income	2.68%	3.28%	3.83%	3.71%	3.06%
Portfolio turnover rate	11%	16%	18%	15%	11%

52	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.16	8.43	8.48	8.47	8.65
Income from Investment Operations
Net investment income	0.37	0.36	0.37	0.38	0.38
Net gain (loss) on investments (both realized and unrealized)	0.56	(0.25)	(0.05)	0.01	(0.18)

Total from investment operations	0.93	0.11	0.32	0.39	0.20

Less Distributions
Net investment income	(0.37)	(0.36)	(0.37)	(0.38)	(0.38)
Net realized gain (a)	(0.02)	(0.02)	—	—	—

Total distributions	(0.39)	(0.38)	(0.37)	(0.38)	(0.38)

Net asset value, end of period	$8.70	8.16	8.43	8.48	8.47

Total Return	11.53%	1.30%	3.91%	4.73%	2.33%
Ratios/Supplemental Data
Net assets, end of period (millions)	$544.5	478.6	465.7	450.8	444.8
Average net asset ratios
Expenses	0.16%	0.15%	0.15%	0.15%	0.15%
Net investment income	4.27%	4.35%	4.41%	4.46%	4.41%
Portfolio turnover rate	9%	16%	13%	6%	5%

(a)	Distributions represent less than $0.01 per share for the years ended November 30, 2007 and November 30, 2006.

See accompanying notes to financial statements.	53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

State Farm Associates’ Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund (the “Funds”), comprising the State Farm Associates’ Funds Trust, as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies by brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 28, 2010

Management Information – State Farm Associates’ Funds Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CONSULTANT/PRESIDENT (since 2/2007) – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994-1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE (since 7/2005) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE – MainStay Funds (72 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 2006 and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); TRUSTEE (since 12/2006) – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None

Management Information – State Farm Associates’ Funds Trust

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee and President	Began service in 1991 to the predecessor of the Trust and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT (since 1/2007) and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee, Senior Vice President and Treasurer	Began service in 1989 as an officer to the predecessor of the Trust and serves until removed; began service in 2002 as a Trustee of the Trust and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER, TREASURER (7/2001-6/2009) and SENIOR VICE PRESIDENT (9/2002-1/2005) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Associates’ Funds Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Associates’ Funds Trust

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 55	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT (before 6/2006) – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 2000 to the predecessor of the Trust and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR – State Farm VP Management Corp.; SENIOR VICE PRESIDENT and DIRECTOR (since 2007) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 62	Vice President	Began service in 1998 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 63	Vice President	Began service in 1995 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Colleen R. Van Dyke Three State Farm Plaza Bloomington, IL 61791 Age 43	Vice President	Began service in 2008 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 5/2008), VICE PRESIDENT – CONTINUOUS RENEWAL GROUP (10/2005-5/2008), VICE PRESIDENT – AGENCY (1/2004-10/2005) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Kurt T. Oleson Three State Farm Plaza Bloomington, Illinois 61791 Age 48	Vice President and Secretary	Began service in March 2009 and serves until removed.

ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 1/2009); ASSISTANT VICE PRESIDENT – AUDITING (9/2006-1/2009); DIRECTOR – AUDITING (9/2005-9/2006); DIRECTOR – AGENCY (9/2004-9/2005) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT– FINANCIAL AND SECRETARY (since 3/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 3/2009) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 50	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Variable Product Trust, State Farm Mutual Fund Trust; DIRECTOR – SECURITIES PRODUCTS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-0740
statefarm.com®

1-2010
190-4049.11-CH AP2010/01/0067 Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2009: $ 117,994

Billed to registrant for fiscal year ending November 30, 2008: $ 115,314

The audit fees for November 30, 2009 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2009: $ 0

Billed to registrant for fiscal year ending November 30, 2008: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2009: $ 0

Billed for fiscal year ending November 30, 2008: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending November 30, 2009: $ 14,400

Billed to registrant for fiscal year ending November 30, 2008: $ 14,000

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2009: $ 0

Billed for fiscal year ending November 30, 2008: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending November 30, 2009: $ 0

Billed to registrant for fiscal year ending November 30, 2008: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2009: $ 26,500

Billed for fiscal year ending November 30, 2008: $ 25,000

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)

Fiscal year ending November 30, 2009:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2008:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)

Fiscal year ending November 30, 2009	not applicable	not applicable	100%
Fiscal year ending November 30, 2008	not applicable	not applicable	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2009: $ 14,400

Fiscal year ending November 30, 2008: $ 14,000

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2009: $ 26,500

Fiscal year ending November 30, 2008: $ 25,000

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2009: $ 0

Fiscal year ending November 30, 2008: $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a) The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

BY:	/s/ EDWARD B. RUST, JR.
Edward B. Rust, Jr. President

Date January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY:	/s/ EDWARD B. RUST, JR.
Edward B. Rust, Jr. President

Date January 29, 2010

BY:	/s/ MICHAEL L. TIPSORD
Michael L. Tipsord Senior Vice President and Treasurer

Date January 29, 2010